UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE MEN’S WEARHOUSE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE MEN’S WEARHOUSE, INC.
6380 Rogerdale Road
Houston, Texas 77072-1624

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 25, 2008

Notice is hereby given that the Annual Meeting of the Shareholders of The Men’s Wearhouse, Inc., a Texas corporation (the “Company”), will be held at 11:00 a.m., Pacific daylight time, on Wednesday, June 25, 2008, at the Company’s executive offices, 40650 Encyclopedia Circle, Fremont, California, for the following purposes:

(1) To elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

(2) To consider and act upon a proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” the nominees for director listed in the proxy statement and accompanying proxy card and for the proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan. The holders of record of the Company’s common stock, $.01 par value per share, at the close of business on May 7, 2008, will be entitled to vote at the meeting and any adjournment(s) thereof.

You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. If you attend the meeting you can vote either in person or by your proxy. If you wish to attend the meeting in person and you are a registered owner of shares of stock on the record date, you must show a government issued form of identification which includes your picture. If you are a beneficial owner of shares as of the record date that are held for your benefit by a bank, broker or other nominee, in addition to the picture identification, you will need proof of ownership of our common stock on the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank, broker or other nominee holder that shows that you were an owner on the record date are examples of proof of ownership.

Please note that the location of the meeting has been changed. The meeting will be at the Company’s offices in Fremont, California and not at The Westin St. Francis.

By Order of the Board of Directors

Michael W. Conlon
Secretary

May 23, 2008

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD ON JUNE 25, 2008

The accompanying proxy statement, a form of proxy card and a copy of our 2007 Annual Report to Shareholders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=109554&p=irol-sec.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL TO AMEND AND RESTATE THE COMPANY’S 2004 LONG-TERM INCENTIVE PLAN
EQUITY PLAN COMPENSATION INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT AUDITORS
PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS
Appendix A

THE MEN’S WEARHOUSE, INC.

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 25, 2008

This proxy statement is furnished to the shareholders of The Men’s Wearhouse, Inc. (the “Company”), whose principal executive offices are located at 6380 Rogerdale Road, Houston, Texas 77072-1624, and at 40650 Encyclopedia Circle, Fremont, California 94538-2453, in connection with the solicitation by our Board of Directors of proxies to be used at the Annual Meeting of Shareholders to be held at 11:00 a.m., Pacific daylight time, on Wednesday, June 25, 2008, at the Company’s executive offices, 40650 Encyclopedia Circle, Fremont, California, or any adjournment(s) thereof (the “Annual Meeting”).

The Annual Meeting will be held: (1) to elect eight directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified; (2) to consider and act upon a proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan; and (3) to transact such other business as may properly come before the meeting or any adjournment thereof.

Proxies in the form enclosed, properly executed by shareholders and received in time for the meeting, will be voted as specified therein. The Board of Directors recommends a vote “FOR” the nominees for director listed in the proxy statement and accompanying proxy card and for the proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan. Therefore, if a shareholder does not specify otherwise, the shares represented by his or her proxy will be voted “FOR” the nominees for director listed therein and for the proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan. The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the proxy may be revoked at any time before it is exercised by written notice delivered to us at or prior to the meeting.

This Proxy Statement is being mailed on or about May 23, 2008, to the holders of record of our common stock, $.01 par value per share (the “Common Stock”), on May 7, 2008 (the “Record Date”). At the close of business on the Record Date, there were outstanding and entitled to vote 51,607,833 shares of Common Stock, and only the holders of record on such date shall be entitled to vote at the Annual Meeting. Such holders will be entitled to one vote per share on each matter presented at the Annual Meeting.

The enclosed form of proxy provides a means for shareholders to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. The withholding of authority by a shareholder will reduce the number of votes received by, but otherwise will have no effect on the results of the election of, those directors for whom authority to vote is withheld because our bylaws provide that directors are elected by a plurality of the votes cast.

The holders of a majority of the total shares of Common Stock issued and outstanding on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions are counted toward the calculation of a quorum, but are not treated as either a vote for or against a proposal. An abstention has the same effect as a vote against a proposal or, in the case of the election of directors, as shares to which voting power has been withheld. Under Texas law, any unvoted position in a brokerage account with respect to any matter will be considered as not voted and will not be counted toward fulfillment of quorum requirements as to that matter. The shares held by each shareholder who signs and returns the enclosed form of proxy will be counted for purposes of determining the presence of a quorum at the meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve the proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan.

ELECTION OF DIRECTORS

At the Annual Meeting, eight directors constituting the entire Board of Directors are to be elected. All directors of the Company hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified or their earlier resignation or removal.

The following persons have been nominated to fill the eight positions to be elected by the shareholders. It is the intention of the persons named in the enclosed proxy to vote the proxies for the election of the nominees named below, unless otherwise specified. Management of the Company does not contemplate that any of the nominees will become unavailable for any reason, but if that should occur before the meeting, proxies will be voted for another nominee, or other nominees, to be selected by the Nominating and Corporate Governance Committee.

			Director
Name	Age	Position with the Company	Since

George Zimmer	59	Chairman of the Board and Chief Executive Officer	1974
David H. Edwab	53	Vice Chairman of the Board	1991
Rinaldo S. Brutoco	61	Director	1992
Michael L. Ray, Ph.D.	69	Director	1992
Sheldon I. Stein	54	Director	1995
Deepak Chopra, M.D.	61	Director	2004
William B. Sechrest	65	Director	2004
Larry R. Katzen	62	Director	2007

George Zimmer co-founded The Men’s Wearhouse as a partnership in 1973 and has served as Chairman of the Board of the Company since its incorporation in 1974. George Zimmer served as President from 1974 until February 1997 and has served as Chief Executive Officer of the Company since 1991. Mr. Zimmer is also a director of Apollo Group, Inc.

David H. Edwab joined the Company in February 1991 and was elected Senior Vice President, Treasurer and Chief Financial Officer of the Company. In February 1993, he was elected Chief Operating Officer of the Company. In February 1997, Mr. Edwab was elected President of the Company. He was elected as a director of the Company in 1991. In November 2000, Mr. Edwab joined Bear, Stearns & Co. Inc. (“Bear Stearns”) as a Senior Managing Director and Head of the Retail Group in the Investment Banking Department of Bear Stearns. Accordingly, Mr. Edwab resigned as President of the Company and was then named Vice Chairman of the Board. In February 2002, Mr. Edwab re-joined the Company and continues to serve as Vice Chairman of the Board. Mr. Edwab is a director of New York & Company, Inc.

Rinaldo S. Brutoco has been since January 2000, President and Chief Executive Officer of ShangriLa Consulting, Inc. ShangriLa Consulting, Inc. is affiliated with the ShangriLa Group, a privately held consulting and merchant banking concern.

Michael L. Ray, Ph.D. has been on the faculty at Stanford University since 1967 and is currently the John G. McCoy — Banc One Corporation Professor of Creativity and Innovation and of Marketing Emeritus at Stanford University’s Graduate School of Business. Professor Ray is a social psychologist with training and extensive experience in advertising and marketing management and has served as a private consultant to numerous companies since 1967.

Sheldon I. Stein joined Merrill Lynch & Co. as a Managing Director and Vice Chairman of Investment Banking in March 2008. Before joining Merrill Lynch, Mr. Stein had been with Bear Stearns since August 1986, most recently as a Senior Managing Director running Bear Stearns’ Southwest Investment Banking Group.

Deepak Chopra, M.D. is the Chairman and founder of The Chopra Center for Well Being, which was established by Dr. Chopra in 1995 and offers training programs in mind-body medicine. Dr. Chopra is the author of more than 50 books in both the fiction and non-fiction categories. Dr. Chopra is a fellow of the American College of Physicians and a member of the American Association of Clinical Endocrinologists, Adjunct Professor at Kellogg School of Management and Senior Scientist with The Gallup Organization.

William B. Sechrest joined the law firm of Shartsis Friese LLP as “of counsel” in January 2007. Mr. Sechrest was a founder and had been for more than five years a shareholder of Winstead Sechrest & Minick P.C., a law firm. Mr. Sechrest is a member of the American College of Real Estate Lawyers.

Larry R. Katzen was a partner with Arthur Andersen from 1978-2002, including Managing Partner, Great Plains Region, from 1998-2002 and Managing Partner, St. Louis office, from 1993-2002.

CORPORATE GOVERNANCE

Our business and affairs are managed under the direction of the Board of Directors to enhance the long-term value of the Company for our shareholders. In exercising its authority to direct, the Board recognizes that the long-term interests of our shareholders are best advanced by appropriate consideration of other stakeholders and interested parties including employees and their families, customers, suppliers, communities and society as a whole. To assist the Board in fulfilling its responsibilities, it has adopted certain Corporate Governance Guidelines (the “Guidelines”). As contemplated by the Guidelines, the Board of Directors has regular executive sessions where non-management directors meet without management participation. The director designated by the Board as the Lead Director is the presiding director for each executive session.

Director Qualifications

As set forth in the Guidelines, a majority of the members of the Board of Directors must qualify as independent directors in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder, and the applicable rules of the New York Stock Exchange. In addition, at least two-thirds in number (if two-thirds is not a whole number then at least the nearest whole number to two-thirds that is less than two-thirds) of the directors shall meet the following qualifications:

•	shall not have been employed by us as an executive officer in the past ten years.

•	is not an executive officer or director, or a person serving in a similar capacity with, nor an owner of more than 1% of the equity of, a significant customer, supplier or service provider to us. For purposes hereof, significant shall mean circumstances where during the past fiscal year the business with the customer, supplier or service provider equaled or exceeded either 1% of the revenue thereof or 1% of our revenue.

•	is not personally the accountant, lawyer or financial advisor for compensation to any of our executive officers.

•	is not a trustee, director or officer of any charitable organization that received contributions during the past fiscal year aggregating $100,000 or more from us.

•	has not within the last three years engaged in a transaction with us required to be disclosed in our proxy statement pursuant to Subpart 229.400 of Regulation S-K of the Rules and Regulations of the Securities and Exchange Commission.

•	is not a father, mother, wife, husband, daughter, son, father-in-law, mother-in-law, daughter-in-law or son-in-law of a person who would not meet the foregoing qualifications.

A director shall not serve on more than four boards of directors of publicly-held companies (including our Board of Directors) unless the full Board determines that such service does not impair the director’s performance of his or her duties to the Company. A person shall not stand for election upon reaching the age of 75. Directors are expected to report changes in their business or professional affiliations or responsibilities, including retirement, to the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee and will be expected to offer to resign if the Nominating and Corporate Governance Committee concludes that the director no longer meets our requirements for service on the Board of Directors. The Board believes that directors should be shareholders and have a financial stake in the Company and, therefore, the Board has recommended that directors develop an ownership position in the Company equal to at least $200,000 by fiscal year end 2010 and new directors hold such amount within three years of becoming a director. The Nominating and Corporate Governance

Committee of the Board may establish from time to time additional qualifications for directors, taking into account the composition and expertise of the entire Board.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Board of Directors Independence

The Board of Directors has affirmatively determined that all members of the Board, with the exception of Messrs. Zimmer and Edwab, are independent in accordance with New York Stock Exchange Listing Standards and have no current material relationship with the Company, except as a director.

Lead Director

The Board of Directors has appointed Mr. Sechrest to act as Lead Director. In his capacity as Lead Director, Mr. Sechrest consults regularly with the Chairman and Chief Executive Officer and other members of management, works with the Chairman and Chief Executive Officer in preparing the agenda for Board meetings and chairs the executive sessions of the Board.

Attendance at the Annual Meeting of Shareholders

Our Board of Directors holds a regular meeting in conjunction with the Annual Meeting of Shareholders. Therefore, the directors are encouraged to and generally attend our Annual Meeting of Shareholders. All of the eight directors attended the 2007 Annual Meeting of Shareholders.

Communications with the Company

Any shareholder or other interested party wishing to send written communications to any one or more members or Committees of our Board of Directors, including the Lead Director or other non-management directors, may do so by sending them in care of Investor Relations at 6380 Rogerdale Road, Houston, Texas 77072-1624. All such communications will be forwarded to the intended recipient(s).

Investor Information

To obtain a printed copy of our Code of Business Conduct, Code of Ethics for Senior Management, Corporate Governance Guidelines or charters for the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board of Directors, send a request to us in care of Investor Relations at 6380 Rogerdale Road, Houston, Texas 77072-1624. This material may also be obtained from our website at www.tmw.com under Corporate Governance.

Committees of the Board of Directors and Meeting Attendance

During the fiscal year ended February 2, 2008, the Board of Directors held five meetings.

The Board of Directors has an Audit Committee that operates under a written charter. The Audit Committee is comprised of Messrs. Sechrest (Chair), Brutoco and Katzen. The Board has affirmatively determined that all members of the Audit Committee are independent in accordance with the New York Stock Exchange Listing

Standards and Rule 10A-3(b)(1) of the Exchange Act. In addition, the Board has determined that each of the members of the Audit Committee is financially literate and that Messrs. Brutoco and Katzen are “audit committee financial experts,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. It is the duty of the Audit Committee to review our financial information, accounting policies and internal controls, review with our independent public accountants the plan, scope and results of the annual audit of our financial statements, review and discuss our annual and quarterly financial statements with management and our independent public accountants, and to select our independent public accountants and approve in advance all audit and non-audit engagements of such independent public accounts. The Audit Committee’s responsibilities to the Board of Directors are further detailed in the Charter of the Audit Committee. During the fiscal year ended February 2, 2008, the Audit Committee held eight meetings. The Audit Committee’s report appears below.

The Board of Directors has a Compensation Committee, each member of which is independent in accordance with the New York Stock Exchange Listing Standards. The Compensation Committee is comprised of Messrs. Stein (Chair), Katzen and Sechrest. The Compensation Committee’s duties are to review and approve our overall compensation policy and consider and approve, on behalf of the Board of Directors, the compensation of our executive officers, including the chief executive officer, and the implementation of any compensation program for the benefit of any of our executive officers. The Compensation Committee’s responsibilities to the Board of Directors are further detailed in the Charter of the Compensation Committee. During the fiscal year ended February 2, 2008, the Compensation Committee held four meetings. The Compensation Committee’s report appears below.

The Board of Directors has a Nominating and Corporate Governance Committee, each member of which is independent in accordance with the New York Stock Exchange Listing Standards. The members of the Nominating and Corporate Governance Committee are Messrs. Ray (Chair) and Brutoco and Dr. Chopra. It is the duty of the Nominating and Corporate Governance Committee to develop and recommend to the Board of Directors a set of corporate governance principles for the Company, study and review with management the overall effectiveness of the organization of the Board of Directors and the conduct of its business and report and make recommendations to the Board of Directors as appropriate, and consider candidates to be elected directors and recommend to the Board of Directors the nominees for directors. The Nominating and Corporate Governance Committee’s responsibilities to the Board of Directors are further detailed in the Charter of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee normally does not consider unsolicited director nominees put forth by shareholders because the need for a new director generally only occurs on limited occasions when a director position becomes open as a result of a decision to increase the size of the Board or if a director retires or resigns. If and when such an event might occur, the Board of Directors feels that it is in the best interest of the Company to focus our resources on evaluating candidates at the appropriate time and who come to us through reputation or a relationship which initially validates the reasonableness of the person as a candidate or through professional search processes that do the same. During the fiscal year ended February 2, 2008, the Nominating and Corporate Governance Committee held two meetings.

During the fiscal year ended February 2, 2008, no director attended fewer than 75% of all of the meetings of the Board of Directors and of any committee of which such director was a member.

Procedures and Processes for Determining Executive and Director Compensation

The Compensation Committee is responsible for reviewing and establishing the compensation of the Chief Executive Officer and the named executive officers. The Compensation Committee also reviews and discusses with the Chief Executive Officer the compensation for all other executive officers. The Compensation Committee has the sole authority to retain compensation consultants and any other type of legal or accounting adviser it deems appropriate, though the Compensation Committee’s general practice is not to use a compensation consultant. Based on the Compensation Committee’s analysis of comparative data presented and its own conclusions regarding that data, the Committee determines the compensation of our Chief Executive Officer during an executive session of the Compensation Committee, at which the Chief Executive Officer is not present. Our Chief Executive Officer makes recommendations regarding the compensation of the other executive officers to the Compensation Committee, including but not limited to grants under our equity plans, which the members of the Compensation Committee discuss with our Chief Executive Officer and may discuss in executive session. The final determination as to the compensation of the Chief Executive Officer and officers whose annual base salary plus maximum estimated future payout under non-equity incentive plan awards is equal to or in excess of $500,000 is made solely by the Compensation Committee and the Chief Executive Officer determines the compensation for the other executive officers with input from and oversight by the Compensation Committee. The Compensation Committee’s charter provides that the Compensation Committee may delegate any of its powers and responsibilities to a subcommittee of the Compensation Committee.

As set forth in the Guidelines, the Board of Directors or an authorized committee thereof may from time to time review and determine the form and amount of director compensation, including cash, equity-based awards, and other director compensation. The Guidelines further provide that, in determining director compensation, the following should be considered: (1) fair and competitive compensation for the time commitment to appropriately discharge the work required for a company of similar size and scope; (2) alignment of the director’s interest with the long-term interests of the Company; and (3) a transparent and readily understandable compensation program.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was, during fiscal 2007, an officer or employee of the Company or any of our subsidiaries, or was formerly an officer of the Company or any of our subsidiaries, or had any relationships requiring disclosure by us under Item 404 of Regulation S-K.

During fiscal 2007, none of our executive officers served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below with the Company’s management. Based upon such review and the related discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

Sheldon I. Stein, Chairman
Larry R. Katzen
William B. Sechrest

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with the independent auditors their audit plan, audit scope, and identification of audit risks.

The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended February 2, 2008, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended February 2, 2008, for filing with the Securities and Exchange Commission. The Audit Committee also approved the reappointment of the independent auditors.

AUDIT COMMITTEE

William B. Sechrest, Chairman
Rinaldo S. Brutoco
Larry R. Katzen

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To our knowledge, and except as set forth below, based solely on a review of the copies of the reports required pursuant to Section 16(a) of the Exchange Act that have been furnished to us and written representations that no other reports were required, during the fiscal year ended February 2, 2008, all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners have been met, except that Neill Davis inadvertently failed to timely file a Form 5 related to gifts to each of his children.

PROPOSAL TO AMEND AND RESTATE THE COMPANY’S 2004 LONG-TERM INCENTIVE PLAN

The Board has approved the amendment and restatement of The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan (the “2004 Plan”) and reserved an additional 1,210,059 shares of the Company’s Common Stock for issuance thereunder, subject to shareholder approval. As amended and restated, the 2004 Plan permits the grant of options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, deferred stock units, performance stock awards, performance units, other stock-based awards and cash-based awards to non-employee directors, officers and other employees of the Company. In particular, the amendments to the 2004 Plan:

•	allow the Company’s non-employee directors to receive awards under the 2004 Plan;

•	increase the total number of shares of Common Stock of the Company with respect to which awards may be granted under the 2004 Plan from 900,000 shares to 2,110,059 shares; and

•	make certain changes to comply with section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder (the “Deferred Compensation Rules”).

At the Annual Meeting, shareholders are being asked to approve the proposed amendments which allow the Company’s non-employee directors to participate in the 2004 Plan and increase the number of shares authorized for issuance under the 2004 Plan. The full text of the 2004 Plan, as amended and restated, is set forth as Appendix A hereto, and you are urged to refer to it for a complete description of the 2004 Plan.

There are currently six non-employee directors of the Company who would be eligible to receive awards under the 2004 Plan, as amended. As described under the heading “Director Compensation” in this proxy statement, each person who is a non-employee director on the last business day of each of our fiscal years will be granted a number of shares of restricted stock or deferred stock units, at the discretion of the Board of Directors, equal to $100,000 divided by the closing price of our Common Stock as reported on the New York Stock Exchange on the last trading day of such fiscal year. In addition, upon his or her appointment, any new director will receive a grant of shares of restricted stock or deferred stock units, at the discretion of the Board of Directors, equal to $100,000 divided by the closing price of our Common Stock as reported on the New York Stock Exchange on the date such director is appointed or elected to the Board of Directors. During the fiscal year ended February 2, 2008, neither the directors nor any of the executive officers of the Company received any grants pursuant to the 2004 Plan and awards covering an aggregate of 113,007 shares were awarded to non-executive officer employees.

There are currently 121,896 shares available for the grant of future awards under the 2004 Plan. As amended, after giving effect to past stock dividends, the 2004 Plan will provide for the grant of awards to purchase up to 2,110,059 shares of Common Stock, of which 1,331,955 shares will be available for the grant of future awards. If the shareholders approve the amendments to the 2004 Plan, no further grants will be issued pursuant to the Company’s 1992 Non-Employee Director Stock Option Plan (“Director Plan”) and, therefore, the 31,876 shares which remain eligible for issuance pursuant to that plan will not be needed for future issuance. In addition, as of February 2008, no future awards may be issued pursuant to the Company’s 1998 Key-Employee Stock Option Plan (“1998 Plan”). As of February 15, 2008, there were 249,416 shares which remained eligible for future issuance under the 1998 Plan which may no longer be issued. Therefore, the proposed increase in shares under the 2004 Plan takes into account the 281,292 shares which will not be utilized under the Director Plan and the 1998 Plan as well as an additional 928,767 shares.

Summary of the 2004 Plan

The full text of the 2004 Plan, as amended and restated, is set forth as Appendix A hereto, and you are urged to refer to it for a complete description of the 2004 Plan. The summary of the principal features of the 2004 Plan, as amended and restated, that follows is qualified entirely by such reference.

Purpose.  The 2004 Plan is intended to reward certain non-employee directors of the Company and certain corporate officers and other employees of the Company and its affiliates by enabling them to acquire shares of Common Stock and to receive other compensation based on the increase in value of the Common Stock or certain other performance measures. The 2004 Plan is also intended to advance the best interests of the Company and its shareholders by providing those persons who have substantial responsibility for the direction, management and growth of the Company and its subsidiaries with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the Company and its subsidiaries.

Term.  The 2004 Plan became effective on March 29, 2004. No awards may be granted under the 2004 Plan on or after March 29, 2014, unless the 2004 Plan is subsequently amended, with the approval of shareholders, to extend the termination date.

Administration.  The Compensation Committee (or a subcommittee comprised of at least two of its members) or, in the absence thereof or in the case of the non-employee directors of the Company, the Board, shall administer the 2004 Plan (the “Plan Committee”). In administering the 2004 Plan, the Plan Committee shall have the full power to:

•	determine the persons to whom and the time or times at which awards will be made;

•	determine the number and exercise price of shares of Common Stock covered in each award, subject to the terms and provisions of the 2004 Plan;

•	determine the terms, provisions and conditions of each award, which need not be identical and need not match the default terms set forth in the 2004 Plan;

•	accelerate the time at which any outstanding award will vest;

•	prescribe, amend and rescind rules and regulations relating to administration of the 2004 Plan; and

•	make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the 2004 Plan.

All determinations and decisions made by the Plan Committee pursuant to the provisions of the 2004 Plan and all related orders and resolutions of the Plan Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees, holders of awards granted under the 2004 Plan and the estates and beneficiaries of such employees and holders of awards.

Eligibility.  Key employees who have substantial responsibility for or involvement with the management and growth of the Company or its subsidiaries and the non-employee directors of the Company will be eligible to receive awards (other than incentive stock options) under the 2004 Plan. An incentive stock option may be awarded only to an employee who is employed by the Company or one of its subsidiary corporations and determined by the Plan Committee to be a key employee on the date of the grant of the option.

Maximum Shares Available.  The maximum number of shares of Common Stock which may be issued under the 2004 Plan may not exceed 2,110,059 shares, in the aggregate, provided that the aggregate number of shares which may be granted as restricted stock or performance stock awards are limited to 1,055,030 in each case. The maximum number of shares of Common Stock with respect to which incentive stock options may be granted to an employee of the Company during a fiscal year is 300,000. The maximum number of shares of Common Stock with respect to each of nonqualified stock options and stock appreciation rights which may be granted to an employee or non-employee director of the Company during a fiscal year is 300,000. The maximum number of shares of Common Stock with respect to each of restricted stock awards, performance stock awards, performance unit awards paid in shares of Common Stock and other stock-based awards which may be granted to an employee or non-employee director of the Company during a fiscal year is 225,000 or the fair market value of 225,000 shares of Common Stock, determined as of the date of the grant, with respect to deferred stock unit awards. The maximum aggregate amount with respect to which cash-based awards and performance unit awards paid in cash may be awarded or credited to an employee or non-employee director of the Company during a fiscal year may not exceed in value $3,000,000 determined as of the date of the grant. Such limitations are subject to adjustment in accordance with the 2004 Plan.

If any outstanding award expires or terminates for any reason, is settled in cash in lieu of shares of Common Stock or any award is surrendered, the shares of Common Stock allocable to the unexercised portion of that award may again be subject to an award granted under the 2004 Plan. For awards granted under the 2004 Plan before April 1, 2008, if shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares of Common Stock will not count against the aggregate number of shares of Common Stock with respect to which awards may be granted under the 2004 Plan. For awards granted under the 2004 Plan on or after April 1, 2008, if shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares of Common Stock will count against the aggregate number of shares of Common Stock with respect to which awards may be granted under the 2004 Plan. If a stock appreciation right is exercised, only the number of shares of Common Stock actually issued shall be charged against the maximum number of shares of Common Stock that may be delivered pursuant to awards under the 2004 Plan.

Any shares of Common Stock delivered pursuant to an award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Options.  The Plan Committee may grant options under the 2004 Plan to eligible persons in such number and upon such terms as the Plan Committee may determine, subject to the terms and provisions of the 2004 Plan. The Plan Committee may award incentive stock options intended to satisfy the requirements of section 422 of the Internal Revenue Code or nonqualified stock options which are not intended to satisfy the requirements of section 422 of the Internal Revenue Code.

The price at which shares of Common Stock may be purchased under an option shall be determined by the Plan Committee, but such price may not be less than 100% of the fair market value of the shares on the date the option is granted. No incentive stock option may be granted to any person who, at the time the option is granted, owns shares of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least 110% of the fair market value of the Common Stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted. Effective for options granted under the 2004 Plan on or after January 1, 2005, an option may not be granted with any dividend equivalent rights.

Unless a shorter term is specified in an option agreement or is an incentive stock option described in the prior paragraph, an option shall expire on the tenth anniversary of the date the option is granted. An option shall not continue to vest after the termination of the employment relationship between the optionee and the Company and its subsidiaries, or in the case of a non-employee director of the Company, the term of such director’s service to the Board, for any reason other than death or disability of the optionee, unless otherwise specified in an option agreement.

Subject to certain conditions and exceptions, an option which is or has become exercisable on the date on which an optionee ceases to be an employee of the Company, or in the case of a non-employee director of the Company, the term of such director’s service to the Board:

•	for any reason other than death, disability or retirement shall terminate on the earlier of the tenth anniversary of the date the option is granted or the date that is one day less than one month after the termination of employment or, in the case of a non-employee director of the Company, the term of such director’s service to the Board; and

•	due to death, disability or retirement before the tenth anniversary of the date the option is granted shall terminate on the earlier of the tenth anniversary of the date the option is granted or the first anniversary of the date of the optionee’s death, disability or retirement.

The Plan Committee shall specify in the option agreement the time and manner in which each option may be exercised. Unless the Plan Committee specifies otherwise, the option agreement shall set forth the following terms:

•	no option granted under the 2004 Plan may be exercised before the optionee has completed one year of continuous employment with the Company or any of its subsidiaries or, in the case of a non-employee director of the Company, one year of service to the Board following the date of grant of the option;

•	the option may be exercised with respect to up to 1/3 of the shares subject to the option beginning on the day after the first anniversary of the date of the grant of the option;

•	the option may be exercised with respect to up to an additional 1/3 of the shares subject to the option on each succeeding anniversary of the date of the grant of the option, so that after the third anniversary of the date of the grant of the option, the option shall be exercisable in full; and

•	to the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the option expires on the tenth anniversary of the date of the grant of the option.

The Plan Committee may accelerate the time in which any outstanding option may be exercised. However, in no event shall any option be exercisable on or after the tenth anniversary of the date of the grant of the option.

Unless otherwise provided in the applicable option agreement, no incentive stock option or nonqualified stock option granted under the 2004 Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All options granted to an optionee under the 2004 Plan shall be exercisable during the lifetime of the optionee only by the optionee, and, with respect to incentive stock options, after that time, by the optionee’s heirs or estate.

To the extent that the aggregate fair market value of Common Stock with respect to which incentive stock options first become exercisable by a holder of such award in any calendar year exceeds $100,000, taking into account both shares of Common Stock subject to incentive stock options under the 2004 Plan and Common Stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Plan Committee may designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an incentive stock option.

An optionee shall not have any rights as a shareholder with respect to Common Stock covered by an option until the date a stock certificate for such Common Stock is issued by the Company.

Stock Appreciation Rights.  The 2004 Plan authorizes the Plan Committee to issue stock appreciation rights (SAR) to eligible persons in such number and upon such terms and conditions determined by the Plan Committee. SARs granted under the 2004 Plan may be freestanding SARs, tandem SARs or any combination of these forms of SARs.

A SAR granted under the 2004 Plan shall confer upon a recipient a right to receive, upon exercise of such SAR, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR, which shall not be less than 100 percent of the fair market value of one share of Common Stock on the date of grant of the SAR and in no event less than par value of one share of Common Stock. Such amount may be paid to the optionee in cash, in Common Stock of equivalent value, in some combination thereof or in any other manner approved by the Plan Committee in its sole discretion. Effective for SARs granted under the 2004 Plan on or after January 1, 2005, a SAR may not be granted with any dividend equivalent rights.

The Plan Committee may impose such conditions and/or restrictions on any shares of Common Stock received upon exercise of a SAR granted pursuant to the 2004 Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the holder of such award hold the shares of Common Stock received upon exercise of a SAR for a specified period of time.

Subject to the terms and provisions of the 2004 Plan and the applicable award agreement, freestanding SARs may be exercised in whole or in part from time to time by delivery of written notice in the manner designated by the Plan Committee. In accordance with applicable law, a freestanding SAR may be exercised upon whatever additional terms and conditions the Plan Committee, in its sole discretion, imposes. Subject to the terms and provisions of the 2004 Plan and the applicable award agreement, tandem SARs may be exercised for all or part of the shares of Common Stock subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option and by delivery of written notice in the manner designated by the Plan Committee. A tandem SAR may be exercised only with respect to the shares of Common Stock for which its related option is then exercisable. In accordance with applicable law, a tandem SAR may be exercised upon whatever additional terms and conditions the Plan Committee, in its sole discretion, imposes. With respect to a tandem SAR issued in connection with an incentive stock option, the tandem SAR will expire no later than the expiration of the underlying incentive stock option; the value of the payout with respect to the tandem SAR may be for no more than 100% of the excess of the fair market value of the shares of Common Stock subject to the underlying incentive stock option at the time the tandem SAR is exercised over the option price of the underlying incentive stock option; and the tandem SAR may be exercised only when the fair market value of the shares of Common Stock subject to the incentive stock option exceeds the option price of the incentive stock option. The Plan Committee shall determine the right of each SAR holder to exercise the SAR following the termination of such holder’s employment with the Company or its subsidiaries or service to the Board.

The term of a SAR granted under the 2004 Plan shall be determined by the Plan Committee; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

Except as otherwise provided in an award agreement, no SAR granted under the 2004 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an award agreement, all SARs granted to a holder under the 2004 Plan shall be exercisable during his or her lifetime only by such holder, and after that time, by such holder’s heirs or estate.

A recipient of a SAR award, as such, shall have no rights as a stockholder.

Restricted Stock.  Under the 2004 Plan, the Plan Committee may award restricted stock to eligible persons in such numbers and upon such terms as the Plan Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any award of restricted stock will be determined by the Plan Committee. The recipient of the restricted stock will have all the rights of a shareholder with respect to the shares of restricted stock included in the restricted stock award during the restriction period established for the restricted stock award. Dividends paid with respect to restricted stock in cash or property other than shares of Common Stock or rights to acquire shares of Common Stock shall be paid to the recipient of the restricted stock award currently. Dividends paid in shares of Common Stock or rights to acquire shares of Common Stock shall be added to and become a part of the restricted stock. Also, during the restriction period, the certificates representing the restricted stock shall be registered in the recipient’s name and bear a restrictive legend to the effect that ownership of the restricted stock, and the enjoyment of the rights appurtenant thereto, are subject to the restrictions, terms and conditions provided by the 2004 Plan. Such certificates will be deposited with the Company and shall be subject to forfeiture in accordance with the 2004 Plan and the restricted stock agreement.

Deferred Stock Unit Awards.  The 2004 Plan authorizes the Plan Committee to grant deferred stock units to eligible persons in such amounts and upon such terms as the Plan Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any deferred stock unit award shall be determined by the Plan Committee. The Plan Committee shall maintain a bookkeeping ledger account which reflects the number of deferred stock units credited under the 2004 Plan for the benefit of each holder of a deferred stock unit award.

A deferred stock unit shall be similar in nature to restricted stock except that no shares of Common Stock are actually transferred to the holder of such award until a later date specified in the applicable award agreement. Each deferred stock unit shall have a value equal to the fair market value of a share of Common Stock.

Effective for deferred stock unit awards granted under the 2004 Plan on or after January 1, 2005, an award agreement for a deferred stock unit may specify that the holder of such award shall be entitled to the payment of dividend equivalents under the award.

Payment under a deferred stock unit award shall be made in either cash or shares of Common Stock as specified in the applicable award agreement. Payment under a deferred stock unit award shall be made at such time as is specified in the applicable award agreement. For awards earned and vested on or after January 1, 2005, the award agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half months after the end of the fiscal year in which the deferred stock unit award is no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder) or (b) at a time that is permissible under section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder.

Each recipient of deferred stock units shall have no rights of a shareholder with respect to such recipient’s deferred stock units. A holder of a deferred stock unit award shall have no voting rights with respect to any deferred stock unit awards.

Performance Awards.  Under the 2004 Plan, the Plan Committee may grant performance stock and performance unit awards to eligible persons in such amounts and upon such terms as the Plan Committee shall determine.

The amount of, the vesting and the transferability restrictions applicable to any performance stock or performance unit award shall be based upon the attainment of such performance goals as the Plan Committee may determine. A performance goal for a particular performance stock or performance unit award must be established by the Plan Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A performance goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met and may be based on one or more of the following business criteria: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). Prior to the payment of any compensation based on the achievement of performance goals, the Plan Committee must certify in writing that applicable performance goals and any of the material terms thereof were, in fact, satisfied.

Subject to the terms and conditions of the 2004 Plan, each holder of a performance stock award or a performance unit award payable in shares of Common Stock shall have all the rights of a shareholder with respect to the shares of stock issued to such holder pursuant to the award during any period in which such issued shares of Common Stock are subject to forfeiture and restrictions on transfer, including the right to vote such shares of stock. Effective for performance awards granted under the 2004 Plan on or after January 1, 2005, an award agreement for a performance unit award may specify that the holder of such award shall be entitled to the payment of dividend equivalents under the award.

Payment under a performance unit award shall be made at such time as is specified in the applicable award agreement. For awards earned and vested on or after January 1, 2005, the award agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half months after the end of the fiscal year in which the performance unit award is no longer subject to a substantial risk of forfeiture (as defined in section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder) or (b) at a time that is permissible under section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder.

It is intended that the 2004 Plan will conform with the standards of section 162(m) of the Internal Revenue Code and Treasury Regulations sec. 1.162-27(e)(2)(i). Neither the Plan Committee nor the Board may increase the amount of compensation payable under a performance stock award or performance unit award. If the time at which any performance stock award or performance unit award will vest is accelerated, the number of shares of Common Stock subject to, or the amount payable under, such award shall be reduced pursuant to Department of Treasury Regulation section 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

No payments of stock or cash will be made pursuant to a performance stock award or performance unit award unless the shareholder approval requirements of Department of Treasury Regulation section 1.162-27(e)(4) are satisfied.

Cash-Based Awards and Other Stock-Based Awards.  The Plan Committee may grant cash-based awards under the 2004 Plan to eligible persons in such amounts and upon such terms, including the achievement of specific performance goals, as the Plan Committee shall determine. The 2004 Plan authorizes the Plan Committee to grant other types of equity-based or equity-related awards not otherwise described by the terms and provision of the 2004 Plan, including the grant or offer for sale of unrestricted shares of Common Stock, in such amounts and subject to such terms and conditions, as the Plan Committee shall determine. Such awards may involve the transfer of actual shares of Common Stock to holders thereof, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

The value of the award shall be specified by the Plan Committee as a payment amount or payment range for cash-based awards and in terms of shares of Common Stock or units based on shares of Common Stock for other stock-based awards. If the Plan Committee establishes performance goals, the number and/or value of cash-based awards or other stock-based awards that will be paid to the holder of the award will depend on the extent to which the performance goals are met.

The Plan Committee, in its sole discretion, shall determine the extent to which the holder of an award shall have the right to continue to hold cash-based awards and other stock-based awards following termination of such holder’s employment with the Company or its subsidiaries, or in the case of a non-employee director, the termination of service on the Board. Such provisions need not be uniform among all cash-based awards and other stock-based awards issued pursuant to the 2004 Plan.

Except as otherwise determined by the Plan Committee, neither cash-based awards nor other stock-based awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. An award holder’s rights under the 2004 Plan, if exercisable, shall be exercisable during his or her lifetime only by such holder, except as otherwise determined by the Plan Committee.

Substitution Awards.  Awards may be granted under the 2004 Plan in substitution for stock options and other awards held by employees and directors of other corporations who are about to become employees of or affiliated with the Company or any of its subsidiaries as a result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of substantially all of the assets of another corporation or the acquisition by the Company of at least 50% of the issued and outstanding stock of another corporation as the result of which it becomes an affiliate of the Company. The terms and conditions of the substitute awards granted may vary from the terms and conditions set out in the 2004 Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the options and stock awards in substitution for which they are granted, but with respect to options that are incentive stock options, no such variation shall be such as to affect the status of any such substitute option as an “incentive stock option” under section 422 of the Internal Revenue Code.

Non-Transferability.  Except as specified in the applicable award agreement or in a domestic relations court order, an award granted under the 2004 Plan shall not be transferable by the holder thereof (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during such holder’s lifetime, only by him or her. Any attempted assignment of an award in violation of the 2004 Plan shall be null and void. In the discretion of the Plan Committee, any attempt to transfer an award other than under the terms of the 2004 Plan and the applicable award agreement may terminate the award.

No incentive stock option granted under the 2004 Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all incentive stock options granted to an employee under the 2004 Plan shall be exercisable during such employee’s lifetime only by the employee and, after that time, by the employee’s heirs and estate.

Forfeiture.  If the Plan Committee finds by a majority vote that a holder of an award granted under the 2004 Plan, before or after termination of his employment with the Company or any of its subsidiaries or severance of his affiliation relationship with the Company and all its affiliates (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company or an affiliate which conduct damaged the Company or an affiliate, (b) disclosed trade secrets of the Company or an affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any affiliate to which the holder of such award is a party, then, as of the date the Plan Committee makes its finding, some or all awards awarded to such holder (including vested awards that have been exercised, vested awards that have not been exercised and awards that have not yet vested), as determined by the Plan Committee in its sole discretion, and all net proceeds realized with respect to any such awards, will be forfeited to the Company on such terms as determined by the Plan Committee. The findings and decision of the Plan Committee with respect to the matter shall be final for all purposes.

The Plan Committee may specify in an award agreement that the rights, payments, and benefits of a holder of an award granted under the 2004 Plan with respect to such award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award. Such events may include, but shall not be limited to, termination of employment for cause, termination of such holder’s provision of services to the Company or its subsidiaries, violation of material policies of the Company or its subsidiaries, breach of non-competition, confidentiality, or other restrictive covenants that may apply to such holder, or other conduct by such holder that is detrimental to the business or reputation of the Company or its subsidiaries.

Requirements of Law.  The Company shall not be required to sell or issue any shares of Common Stock under any award if issuing those shares of Common Stock would constitute or result in a violation by the holder of an award or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any option or pursuant to any other award, the Company shall not be required to issue any shares of Common Stock unless the Plan Committee has received evidence satisfactory to it to the effect that the holder of the award will not transfer the shares of Common Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The Company may, but shall in no event be obligated to, register any shares of Common Stock covered by the 2004 Plan pursuant to applicable securities laws of any country or any political subdivision. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an option or any other award, or the issuance of shares of Common Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

Change in Control.  The existence of outstanding awards shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Common Stock or stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise. The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Common Stock then subject to outstanding options or other awards.

If the Company shall effect a capital readjustment or any increase or reduction of the number of shares of Common Stock outstanding, without receiving compensation therefore in money, services or property, then (1) the number, class or series and per share price of Common Stock subject to outstanding awards under the 2004 Plan shall be appropriately adjusted (subject to the restriction discussed below under the heading “Award Agreements” regarding repricing) as to entitle a holder of an award under the 2004 Plan to receive upon exercise, for the same aggregate cash consideration, the equivalent total number and class or series of Common Stock the holder would have received had the holder of such award exercised in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Common Stock then reserved to be issued under the 2004 Plan shall be adjusted.

If while unexercised awards remain outstanding under the 2004 Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Internal Revenue Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an award agreement or other agreement between the holder of the award and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Plan Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any award then outstanding may be exercised, and no later than ten days after the approval by the shareholders of the Company of such Corporate Change, the Plan Committee, acting in its sole and absolute discretion, shall act to effect one or more of the following alternatives, which may vary among individual holders of awards granted under the 2004 Plan and which may vary among awards held by any individual holder of an award granted under the 2004 Plan:

(1) accelerate the time at which some or all of the awards then outstanding may be exercised, after which all such awards that remain unexercised and all rights of holders of awards thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected holders of awards granted under the 2004 Plan of some or all of the then outstanding awards held by such holders as of a date, before or after such Corporate Change, in which event the Plan Committee shall thereupon cancel such award and the Company shall pay to each such holder an amount of cash per share equal to the excess, if any, of the per share price offered to shareholders of the Company in connection with such Corporate Change over the exercise prices under such award for such shares;

(3) with respect to all or selected holders of awards granted under the 2004 Plan, have some or all of their then outstanding awards assumed or have a new award of a similar nature substituted for some or all of their then outstanding awards under the 2004 Plan by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such holder or which is affiliated or associated with such holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Common Stock subject to the award immediately after the assumption or substitution over the aggregate exercise price of such Common Stock is equal to the excess of the aggregate fair market value of all Common Stock subject to the award immediately before such assumption or substitution over the aggregate exercise price of such Common Stock, and (B) the assumed rights or the substituted rights will have the same terms and conditions as the rights under the existing award assumed or substituted for;

(4) provide that the number and class or series of Common Stock covered by an award shall be adjusted so that such award when exercised shall thereafter cover the number and class or series of Common Stock or other securities or property (including, without limitation, cash) to which the holder of such award would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the holder of such award had been the holder of record of the number of shares of Common Stock then covered by such award; or

(5) make such adjustments to awards then outstanding as the Plan Committee deems appropriate to reflect such Corporate Change.

If the Plan Committee chooses to effect one or more of the alternatives set out in paragraphs (3), (4) or (5) above, it may, in its sole and absolute discretion and without the consent or approval of any holder of an award granted under the 2004 Plan, accelerate the time at which some or all awards then outstanding may be exercised. With respect to a reincorporation merger in which holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of the alternatives set forth above shall apply and, without Plan Committee action, each award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the award was exercisable for ordinary shares of stock of the Company. In the event of changes in the outstanding Common Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any award and not otherwise provided for above, any outstanding award and any award agreements evidencing such award shall be subject to adjustment by the Plan Committee in its sole and absolute discretion as to the number and price of Common Stock or other consideration subject to such award. In the event of any such change in the outstanding Common Stock, the aggregate number of shares of Common Stock available under the 2004 Plan may be appropriately adjusted by the Plan Committee.

After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an award granted under the 2004 Plan shall be entitled to have his restricted stock appropriately adjusted based on the manner in which the shares of Common Stock were adjusted under the terms of the agreement of merger or consolidation.

Award Agreements.  Each award shall be embodied in a written award agreement that shall be subject to the terms and conditions of the 2004 Plan. The award agreement may specify the effect of a change in control of the Company on the award. The award agreement may contain any other provisions that the Plan Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the 2004 Plan. The terms of any outstanding award granted under the 2004 Plan may be amended from time to time by the Plan Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the 2004 Plan. However, no such amendment shall adversely affect in a material manner any right of a holder of an award granted under the 2004 Plan without his or her written consent. Except as described above in the third paragraph under “Change in Control”, the Plan Committee may not directly or indirectly lower the exercise price of a previously granted option or the grant price of a previously granted SAR.

Restrictions on Stock Received.  The Plan Committee may impose such conditions and/or restrictions on any shares of Common Stock issued pursuant to an award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the holder of an award granted under the 2004 Plan hold the shares of Common Stock for a specified period of time.

Compliance with Section 409A.  For awards issued under the 2004 Plan that are earned and vested on or after January 1, 2005, awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder. If the Plan Committee determines that an award, award agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the 2004 Plan would, if undertaken, cause a holder of an award granted under the 2004 Plan to become subject to additional taxes under section 409A of the Internal Revenue Code, then unless the Plan Committee specifically provides otherwise, such award, award agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the 2004 Plan and/or the award agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of section 409A of the Internal Revenue Code to the extent deemed appropriate by the Plan Committee, in each case without the consent of or notice to the holder of an award. The exercisability of an option or SAR shall not be extended to the extent that such extension would subject the holder of an award to additional taxes under section 409A of the Internal Revenue Code.

Amendment and Termination.  The Plan Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the 2004 Plan and any award agreement in whole or in part. However, no termination, amendment, suspension, or modification of the 2004 Plan or an award agreement shall adversely affect in any material way any award previously granted under the 2004 Plan, without the written consent of the holder holding such award. The Plan Committee shall not directly or indirectly lower the option price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the 2004 Plan shall be made without shareholder approval if shareholder approval is required by applicable law or stock exchange rules.

U.S. Federal Income Tax Consequences of Awards Granted Under the 2004 Plan

The following is a general description of the U.S. federal income tax consequences generally applicable to the Company and a recipient of an incentive stock option, nonqualified stock option, SAR, restricted stock award, deferred stock unit award, performance award or cash-based award and other stock-based award granted under the 2004 Plan.

Incentive Stock Options.  When the Plan Committee grants an employee an incentive stock option to purchase shares of Common Stock under the 2004 Plan, the employee will not be required to recognize any U.S. federal taxable income as a result of the grant or as a result of the employee’s exercise of the incentive stock option; however, the difference between the exercise price and the fair market value of the shares of Common Stock at the time of exercise is an item of tax preference that may require payment of an alternative minimum tax. On the sale of the shares acquired through exercise of an incentive stock option (assuming such sale does not occur within two years of the date of grant of the option or within one year from the date of exercise), any gain (or loss) will be taxed as long term capital gain (or loss) and the Company will not be entitled to any deduction in connection with the sale (or the grant or exercise) of the incentive stock option. With respect to a sale of shares that occurs after the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares.

However, if the employee sells the shares acquired upon exercise of an incentive stock option before the later of (i) two years from the date of grant and (ii) one year from the date of exercise, the employee will be treated as having received, at the time of sale, compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, subject to the compensation deduction limitation (described below). The amount treated as compensation income is the excess of the fair market value of the shares at the time of exercise over the exercise price, and any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as long or short term capital gain, depending on how long such shares were held. With respect to a sale of shares that occurs before the later of two years from the date of grant and one year from the date of exercise, the tax basis of the shares for the purpose of a subsequent sale includes the option price paid for the shares and the compensation income reported at the time of sale of the shares.

Nonqualified Stock Options.  When the Plan Committee grants a nonqualified stock option to purchase shares of Common Stock under the 2004 Plan, the recipient will not be required to recognize any U.S. federal taxable income as a result of the grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the nonqualified stock option. Generally, the measure of the income will be equal to the difference between the fair market value of the shares of Common Stock acquired on the date the shares are acquired and the option price. The tax basis of the shares acquired on exercise of the nonqualified stock option for the purpose of a subsequent sale includes the option price paid and the ordinary income reported on exercise of the nonqualified stock option. The income reportable on exercise of the nonqualified stock option by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a nonqualified stock option.

Stock Appreciation Rights.  The grant of a SAR under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company, at the time of grant. However, the recipient will be required to recognize ordinary income on the date the recipient exercises the SAR. Generally, the measure of the income will be equal to the amount realized on exercise of the SAR. The income reportable on exercise of the SAR by an employee is subject to federal tax withholding. Generally, the Company will be entitled to a deduction in the amount reportable as income by the recipient on the exercise of a SAR.

Restricted Stock Awards.  The grant of a restricted stock award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company, at the time of grant unless the recipient timely makes an election under section 83(b) of the Internal Revenue Code. Upon the expiration of the forfeiture restrictions applicable to the restricted stock award (i.e., as the shares become vested), the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of those shares at that time over the amount (if any) the recipient paid for the shares. The income realized by an employee is subject to federal tax withholding. The Company will be entitled to a deduction in the amount and at the time the recipient recognizes income. With respect to any restricted shares that are not vested (i.e., the forfeiture restrictions have not yet lapsed), any dividends paid on account of such shares will be treated as compensation income to the recipient and the Company will be entitled to a corresponding deduction. With respect to any restricted shares that are vested (i.e., the forfeiture restrictions have lapsed), the recipient will be taxed on any dividends on such shares as the dividends are paid to the recipient and the Company will not be entitled to deductions with respect to the dividends.

Deferred Stock Unit Awards.  The grant of a deferred stock unit award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a deferred stock unit award vests the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally, the measure of the income and deduction will be the fair market value of the Common Stock at the time the deferred stock unit is settled.

Performance Stock and Performance Unit Awards.  Performance stock awards granted under the 2004 Plan generally have the same tax consequences as restricted stock awards as discussed above (except that the compensation deduction limitation described below generally will not apply). A recipient of a performance unit award under the 2004 Plan generally will not realize U.S. federal taxable income at the time of grant of the award, and the Company will not be entitled to a deduction at that time with respect to the award. When the performance goals applicable to the performance unit award are attained and amounts are due under the award, the holder of the award will be treated as receiving compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction.

Cash-Based Awards and Other Stock-Based Awards.  The grant of a cash-based award under the 2004 Plan generally will not result in the recognition of any U.S. federal taxable income by the recipient or a deduction for the Company at the time of grant. At the time a cash-based award is settled in cash, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the amount of cash received by the recipient of the award at the time the cash-based award is settled. Other stock-based awards granted under the 2004 Plan generally have the same tax consequences as deferred stock unit awards.

Compensation Deduction Limitation.  Under section 162(m) of the Internal Revenue Code, the Company’s federal income tax deductions for certain compensation paid to designated executives is limited to $1 million per year. These executives include the Company’s Chief Executive Officer and the next three highest compensated officers. Section 162(m) of the Internal Revenue Code provides an exception to this limitation for certain

“performance based” compensation approved by a committee consisting solely of at least two “outside directors”. The Company believes that nonqualified stock options to purchase shares of Common Stock, SARs and performance based awards granted under the 2004 Plan generally should qualify as performance based compensation for purposes of section 162(m) of the Internal Revenue Code.

Compliance with Section 409A.  As described in the corresponding section under “Summary of the 2004 Plan,” for awards issued under the 2004 Plan that are earned and vested on or after January 1, 2005, awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of section 409A of the Internal Revenue Code and Department of Treasury rules and regulations issued thereunder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND AND RESTATE THE COMPANY’S 2004 LONG-TERM INCENTIVE PLAN TO ALLOW THE COMPANY’S NON-EMPLOYEE DIRECTORS TO PARTICIPATE IN THE PLAN AND TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN.

EQUITY PLAN COMPENSATION INFORMATION

The following table sets forth certain equity compensation plan information for the Company as of February 2, 2008.

			Number of Securities
			Remaining Available
			for Future Issuance
			Under Equity
	Number of Securities		Compensation Plans
	to be Issued	Weighted-Average	(excluding
	Upon Exercise of	Exercise Price of	securities in
	Outstanding Options	Outstanding Options	column (a))
Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	995,290	10.82	1,344,719
Equity Compensation Plans Not Approved by Security Holders(1)	580,871	15.48	249,416

Total	1,576,161	12.54	1,594,135

(1)	The Company has adopted the 1998 Key Employee Stock Option Plan (the “1998 Plan”) which, as amended, provides for the grant of options to purchase up to 3,150,000 shares of the Company’s common stock to full-time key employees (excluding executive officers), of which 554,066 shares are to be issued upon the exercise of outstanding options and 249,416 shares remain available for future issuance under the 1998 Plan. Options granted under the 1998 Plan must be exercised within ten years from the date of grant. Unless otherwise provided by the Stock Option Committee, options granted under the 1998 Plan vest at the rate of 1/3 of the shares covered by the grant on each of the first three anniversaries of the date of grant and may not be issued at a price less than 50% of the fair market value of our stock on the date of grant. However, a significant portion of options granted under these Plans vest annually in varying increments over a period from one to ten years.

In connection with the merger with K&G Men’s Center, Inc. in June 1999, the Company granted substitute options to certain holders of options to purchase shares of common stock of K&G Men’s Center, Inc. who were not eligible to participate in the Company’s stock option plans. Of the 93,201 shares initially reserved for issuance pursuant to such options, options covering 5,805 shares remain unexercised at this time at a weighted-average exercise price of $33.33.

In connection with other acquisitions, the Company entered into employment or consulting arrangements with certain key individuals at the acquired companies and issued to them options to purchase 33,750 shares at an exercise price of $16.17 and 48,000 shares at an exercise price of $10.65, of which 21,000 shares remain unexercised.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the Record Date (except as noted below), with respect to the beneficial ownership of Common Stock by (i) each director, (ii) each nominee for director, (iii) each executive officer named in the Summary Compensation Table below, (iv) each shareholder known by us to be the beneficial owner of more than 5% of the Common Stock and (v) all of our executive officers and directors as a group. Unless otherwise indicated, each person has sole voting power and investment power with respect to the shares attributed to him or her.

			% of
	Number		Outstanding
Name	of Shares		Shares

Barclays Global Investors, NA	2,813,450	(1)	5.4
45 Fremont Street
San Francisco, California 94105
FMR LLC.	2,707,780	(2)	5.1
82 Devonshire Street
Boston, Massachusetts 02109
Maverick Capital, Ltd.	2,834,507	(3)	5.4
300 Crescent Court, 18th Floor
Dallas, Texas 75201
PRIMECAP Management Company	3,075,114	(4)	5.9
225 South Lake Avenue #400
Pasadena, California 91101
Vanguard Group Inc.	2,909,218	(5)	5.5
100 Vanguard Blvd.
Malvern, Pennsylvania 19355
George Zimmer(6)	3,282,284	(7)(8)(9)	6.4
David H. Edwab	73,148	(8)(9)(10)	*
Rinaldo S. Brutoco	8,500	(11)	*
Sheldon I. Stein	33,500	(12)	*
Michael L. Ray, Ph.D.	4,500	(13)	*
Deepak Chopra, M.D.	13,500	(14)	*
William B. Sechrest	13,500	(14)	*
Larry R. Katzen	9,500	(13)	*
Neill P. Davis	65,711	(9)(15)	*
Douglas S. Ewert	58,366	(9)(16)	*
Charles Bresler, Ph.D.	72,710	(9)(17)	*
All executive officers and directors as a group (16 Persons)	4,403,424	(7)(8)(9)(18)	8.5
		(19)(20)(21)

*	Less than 1%

(1)	Based on a Schedule 13G filed on February 5, 2008.

(2)	Based on a Schedule 13G filed on February 14, 2008, FMR LLC has sole voting power with respect to 899,280 of these shares, neither sole nor shared voting with respect to the remainder of these shares and sole dispositive power with respect to all of these shares. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, is the beneficial owner of 1,747,890 of these shares or 3.3% of the outstanding common stock of the Company. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management & Research Company, and the funds each has sole power to dispose of the 1,747,890 shares owned by the funds. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the funds’ Boards of Trustees. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. Through their ownership of voting common shares and the execution of a shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Fidelity International Limited (“FIL”) is the beneficial owner of 19,500 shares or 0.037% of the outstanding common stock of the Company. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 47% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals.

(3)	Based on a Schedule 13G filed February 14, 2008.

(4)	Based on a Schedule 13G filed on February 14, 2008, PRIMECAP Management Company has sole voting power with respect to 669,564 of these shares, neither sole nor shared voting power with respect to the remainder of these shares and sole dispositive power with respect to all of these shares.

(5)	Based on a Schedule 13G filed on February 27, 2008, Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 36,660 shares or 0.04% of the Common Stock of the Company as a result of its serving as investment manager of collective trust accounts. VFTC directs the voting of these shares.

(6)	The business address of the shareholder is 40650 Encyclopedia Circle, Fremont, California 94538-2453.

(7)	Includes 1,215,565 and 2,000,000 shares, respectively, held by George Zimmer in his capacity as trustee for The George Zimmer 1988 Living Trust and The George Zimmer 2007 Annuity Trust.

(8)	Excludes 38,629 shares held by The Zimmer Family Foundation with respect to which this officer and director has shared voting and dispositive power but with regard to which such officer and director disclaims beneficial ownership.

(9)	Includes 66,719 shares, 2,436 shares, 891 shares, 507 shares, 371 shares and 121,441 shares, respectively, allocated to The Men’s Wearhouse, Inc. Employee Stock Ownership Plan (the “ESP”) accounts of Messrs. George Zimmer, David Edwab, Charles Bresler, Douglas Ewert and Neill Davis and to certain executive officers included in all executive officers and directors of the Company as a group, under the ESP. The ESP provides that participants have voting power with respect to these shares and in certain circumstances may have dispositive power with respect to a portion of the shares allocated to the participant’s account.

(10)	Includes 58,080 restricted shares.

(11)	Includes 1,500 restricted shares and 4,500 shares that may be acquired within 60 days upon the exercise of stock options.

(12)	Includes 1,500 restricted shares and 24,000 shares that may be acquired within 60 days upon the exercise of stock options.

(13)	Includes 1,500 restricted shares and 1,500 shares that may be acquired within 60 days upon the exercise of stock options.

(14)	Includes 1,500 restricted shares and 6,000 shares that may be acquired within 60 days upon the exercise of stock options.

(15)	Includes 25,000 restricted shares, 200 shares owned by Mr. Davis’ children, 22,501 shares that may be acquired within 60 days upon the exercise of stock options and 1,698 shares allocated to the account of Mr. Davis under The Men’s Wearhouse, Inc. 401(k) Savings Plan.

(16)	Includes 35,000 restricted shares, 9,000 shares that may be acquired within 60 days upon the exercise of stock options and 7,435 shares allocated to the account of Mr. Ewert under The Men’s Wearhouse, Inc. 401(k) Savings Plan.

(17)	Includes 30,000 restricted shares, 30,000 shares that may be acquired within 60 days upon the exercise of stock options and 7,001 shares allocated to the account of Mr. Bresler under The Men’s Wearhouse, Inc. 401(k) Savings Plan.

(18)	Includes an aggregate of 164,988 shares that may be acquired within 60 days upon the exercise of stock options.

(19)	Includes 20,466 shares allocated to the 401(k) Savings Plan accounts of certain of our executive officers. The 401(k) Savings Plan provides that participants have voting and investment power over these shares.

(20)	Includes 4,098 shares held by family members of certain of our executive officers and directors.

(21)	Includes an aggregate of 204,480 restricted shares.

EXECUTIVE OFFICERS

The following table lists the name, age, current position and period of service with the Company of each executive officer. Each officer will hold office until his or her successor shall have been elected and qualified.

			Executive
			Officer
Name	Age	Position with the Company	Since

George Zimmer	59	Chairman of the Board and Chief Executive Officer	1974
David H. Edwab	53	Vice Chairman of the Board	1991
Douglas S. Ewert	44	President and Chief Operating Officer	2000
Charles Bresler, Ph.D	59	Executive Vice President — Marketing and Human Resources	1993
Gary G. Ckodre	58	Executive Vice President — Distribution, Logistics, Tuxedo Operations and Chief Compliance Officer	1992
Neill P. Davis	51	Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer	1997
William C. Silveira	49	Executive Vice President — Manufacturing	2006
Carole L. Souvenir	47	Chief Legal Officer and Executive Vice President — Employee Relations	2006
Diana M. Wilson	60	Senior Vice President — Chief Accounting Officer and Principal Accounting Officer	2003
James E. Zimmer	56	Senior Vice President — Merchandising	1975

See the table under “Election of Directors” for the past business experience of Messrs. George Zimmer and David Edwab.

Douglas S. Ewert joined the Company in 1995.  From 1996 to 1999, he served as General Merchandise Manager. From 1999 to 2000, he served as Vice President — Merchandising and General Merchandise Manager. In April 2000, he was named Senior Vice President — Merchandising, and in March 2001 he was named Executive Vice President and Chief Operating Officer, K&G Men’s Company. In March 2002, he was named Executive Vice President and General Merchandise Manager. In January 2005, he was named Executive Vice President and Chief Operating Officer. On January 26, 2008, he was named President and Chief Operating Officer.

Charles Bresler, Ph.D.  joined the Company in 1993. From 1993 to 1998, he served as Senior Vice President — Human Development. In February 1998, he was named Executive Vice President. In March 2003, he was renamed Executive Vice President — Stores, Marketing and Human Development. In January 2005, he was named President of the Company. On January 26, 2008, he was named Executive Vice President — Marketing and Human Resources.

Gary G. Ckodre joined the Company in 1992.  In February 1997, he was named Vice President — Finance and Principal Financial and Accounting Officer, and in March 2001 he was named Senior Vice President and Principal Accounting Officer. In March 2003, he was named Senior Vice President — Finance. In March 2004, he was named Senior Vice President — Chief Compliance Officer. On April 1, 2008, he was named Executive Vice President — Distribution, Logistics, Tuxedo Operations and Chief Compliance Officer.

Neill P. Davis joined the Company in 1997 as Vice President and Treasurer. In November 2000, he was named Senior Vice President, Chief Financial Officer and Treasurer, and in March 2001 he was named Principal Financial Officer. In March 2002, he was promoted to Executive Vice President and remained Chief Financial Officer, Treasurer and Principal Financial Officer. In March 2003, he was named Executive Vice President, Chief Financial Officer and Principal Financial Officer. In April 2006, he was again named to the additional office of Treasurer.

William C. Silveira joined the Company in July 1997 as Director — Manufacturing. In March 2000, he was named Vice President — Manufacturing. In March 2001, he was named Senior Vice President — Manufacturing and, in March 2005, he was named Executive Vice President — Manufacturing.

Carole L. Souvenir joined the Company in April 1998 as Vice President — Employee Relations. In March 2002, she was named Senior Vice President — Employee Relations. In August 2006, she was promoted to Chief Legal Officer and Executive Vice President — Employee Relations.

Diana M. Wilson joined the Company in March 1999 as Corporate Controller. In March 2001, she was named Vice President and Corporate Controller and, in March 2002, she was named Vice President — Finance. In March 2003, she was named Vice President — Principal Accounting Officer. In March 2005, she was named Senior Vice President — Principal Accounting Officer. In April 2006, her title was changed to Senior Vice President — Chief Accounting Officer and Principal Accounting Officer.

James E. Zimmer has served as Senior Vice President — Merchandising since 1975. Mr. J. Zimmer served as a director of the Company until June 2002 when he chose not to seek re-election.

George Zimmer and James E. Zimmer are brothers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Program

Objectives of Compensation Program

The primary objective of our compensation program, including our executive compensation program, is to retain and incentivize qualified employees who are enthusiastic about and committed to our culture and mission. In doing so, we design competitive total compensation and rewards programs to enhance our ability to attract and retain knowledgeable and experienced executives. Promotion from within is a key principle at the Company and a majority of our executive officers have reached their current career positions through an average career development tenure in excess of 10 years with us. The same compensation philosophy is applied to all levels of exempt employees, including executive officers. While the amounts may be different, each of the components of the compensation package is the same and is applied using similar methodology as further discussed below under “Elements of Compensation.” Exceptions to this principle are generally due to local market requirements.

Executive officers generally receive the same benefits as other employees. Any differences are generally due to position, seniority, or local requirements. In line with this philosophy, executive officers, generally, receive minimal perquisites.

Finally, we endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

What Our Compensation is Designed to Reward

Our compensation program is designed to reward teamwork and each individual’s contribution to the Company as well as to produce positive long-term results for our shareholders and employees. All of our executive officers participate in a non-equity incentive compensation plan two-thirds of which is based on attainment of certain financial metrics. The remaining one third is based on a qualitative judgment of individual performance. The maximum average non-equity incentive compensation program, as a percentage of base salary, for fiscal 2007 for the named executive officers that participate in the non-equity incentive compensation program was 20% and for all other officers was 37%. Fiscal year 2007 incentive compensation for the named executive officers that participate in the non-equity incentive compensation program averaged approximately 17% of base salary and for all other officers averaged 11% of base salary. For comparison purposes, for fiscal year 2006, the maximums for the two groups were 36% and 29%, respectively, and the averages were 31% and 18%, respectively.

Administration

The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. No Compensation Committee member participates in any of our employee compensation programs. The Compensation Committee (i) reviews and approves annual compensation for officers whose annual base salary plus maximum estimated future payout under non-equity incentive plan awards is equal to or in excess of $500,000 (for fiscal 2007 those officers included the Chairman and Chief Executive Officer, President, Executive Vice President and Chief Operating Officer, and the Executive Vice President and Chief Financial Officer), (ii) reviews the compensation program for all other executive officers as recommended to the Committee by the Chairman and Chief Executive Officer, and (iii) reviews and approves the annual awards under equity incentive plans to all employees as recommended to the Committee by management. Individual recommendations other than for the named executive officers are made by an executive group comprised of the President, Executive Vice President and Chief Operating Officer, and Executive Vice President and Chief Financial Officer and approved by the Chief Executive Officer. Recommendations for the named executive officers, other than himself, are made by the Chairman and Chief Executive Officer.

The Committee does not currently engage any consultant related to executive compensation matters.

Elements of Compensation

General

The primary elements of the executive compensation program consist of (1) base salary, (2) annual cash bonuses pursuant to a non-equity incentive program, and (3) equity awards. In prior years, equity awards included non-qualified stock options, restricted stock awards and deferred stock units. Each executive’s current and prior compensation is considered in setting future compensation and consideration is given to the vesting and value of previously granted equity awards. In addition, the Chief Executive Officer focuses on relative compensation throughout the organization in recommending his own compensation and that of other executive officers.

Base Salaries

Level of responsibility and experience, company performance, competitive market conditions, retention concerns and individual performance are all factored into the determination of base salary. In addition, the Chief Executive Officer focuses on his level of base salary and indirectly the level of all other executive base salary relative to compensation throughout the organization.

Annual Cash Bonuses

To align executive pay with our annual performance, our executives receive annual cash bonuses pursuant to a non-equity incentive program. Each year, our executives are eligible for a maximum cash bonus payout. The program establishes a set of three metrics for each executive. The two financial metrics are predetermined sales targets and income targets. The non-financial metric consists of a qualitative assessment of the executive’s performance. Each metric carries equal weight and accounts for one third of the possible payout. Two different thresholds exist for each of the three metrics — good and excellent. An executive receives one-sixth of the payout if the “good” threshold of a particular metric is met and receives the entire one-third payout if the “excellent” threshold is achieved. The maximum annual bonus payout possible for a named executive officer under our non-equity performance program was $200,000 for fiscal 2007. The qualitative assessment of each named executive officer’s individual performance is made by the Compensation Committee primarily based on the views and recommendations of the Chief Executive Officer in the case of the named executive officers other than himself.

Threshold levels for “good” financial metrics are based on minimum performance objectives that the Chief Executive Officer sets at the beginning of a year and take into consideration the Company’s operating and growth plans for the coming year and are generally considered to be obtainable that year. The “excellent” threshold targets are typically representative of a substantial increase over the “good” threshold and, in recent years, these thresholds have often been achieved with respect to one or more of the metrics. However, the good targets were not achieved in 2007 and no bonus was paid with respect to the two financial metrics. For fiscal 2007, the good and excellent sales targets were $2.006 billion and $2.081 billion, respectively, and the income targets were $166.6 million and $185.2 million, respectively.

Equity Awards

Our compensation structure also includes an equity incentive plan that provides for awards of stock options, restricted stock awards and deferred stock units.

Nonqualified stock options provide executives with the opportunity to purchase our common stock at a price fixed on the grant date regardless of future market prices. Since a stock option becomes valuable only if our common stock price increases above exercise price and the holder of the option remains employed during the period required for the option to “vest,” stock options provide the incentive for an option holder to remain employed by us and links a portion of the employee’s compensation to shareholders’ interests by providing an incentive to make decisions designed to increase the market price of our stock. During fiscal 2007, an award of 100,000 nonqualified stock options was granted to Douglas Ewert in connection with his promotion to President of the Company; no other named executive officer received any grants.

Restricted stock awards (“RSAs”) and deferred stock units (“DSUs”) are intended to retain executives through vesting periods. RSAs provide the opportunity for capital accumulation and more predictable long-term incentive value. RSAs are shares of our common stock that are awarded with the restriction that the executive remain with us until the date of vesting. The purpose of granting RSAs is to encourage ownership of our Common Stock by, and retention of, our executives. Any unvested RSAs are generally forfeited once the executive terminates employment.

A DSU is a commitment by us to issue a share of our Common Stock for each DSU at the time the restrictions in the award agreement lapse. DSUs are generally forfeited upon termination of employment with us if the restrictions outlined in the awards are not met. Any vested shares are fully owned. Historically, we, generally, have granted stock options, RSAs and DSUs to executive officers in larger numbers, in intervals of several years and vesting over lengthy periods of time.

Relative Size of Major Compensation Elements

Except in the case of certain insurance related benefits discussed below, the combination of base salary, annual non-equity incentive awards and equity incentive awards comprise total direct compensation. In setting named executive officer compensation, the Compensation Committee considers the aggregate compensation payable to the executive and the form of the compensation. The Committee seeks to achieve the appropriate balance between immediate cash rewards and incentives for the achievement of both annual and long-term financial and non-financial objectives. The number of shares granted under equity awards to each executive is made on a discretionary, rather than formula, basis by taking into consideration the executive’s position, responsibilities, accomplishments, achievements and tenure with the Company.

The Committee may decide, as appropriate, to modify the mix of base salary, annual and long-term awards to best fit a named executive officer’s specific circumstances. For example, the Chief Executive Officer, who holds significant ownership interests in the Company, does not participate in any equity incentive award plan. It is the belief of the Compensation Committee that, given his significant holdings of the Company’s Common Stock, incentives through equity awards at this time for the Chief Executive Officer would not significantly affect his annual or long-term perspective with respect to equity performance of the Company. However, the Compensation Committee also believes that participation by Mr. Zimmer in our equity incentive award plan would be reasonable and appropriate. Nevertheless, Mr. Zimmer has voluntarily chosen not to do so. Similarly, Mr. Zimmer has voluntarily requested that the Compensation Committee not increase his base salary or his maximum non-equity incentive bonus although the Compensation Committee believes it would be appropriate to do so.

Timing of Compensation Decisions

All elements of executive officer compensation are reviewed and approved on an established schedule, which may vary from year to year, but generally occurs over a 90-day period following our fiscal year end and after a review of financial, operating and personal objectives with respect to the prior year’s results. By way of example, after the end of fiscal 2007, the Committee reviewed results and management recommendations and approved base compensation, annual non-equity incentive bonus and equity awards in March 2008. The Compensation Committee may, however, review salaries or equity awards at other times as the result of new appointments or promotions during the year.

Benefits

We offer a variety of health and welfare and retirement programs to all eligible employees. Executives generally are eligible for the same benefit programs on the same basis as the rest of the broad-based employees. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, wellness, pharmacy, dental, vision, life insurance and accidental death and disability.

We maintain an employee stock profit sharing plan. Under the plan, generally each year we make a voluntary contribution to the plan either in our common stock or in cash that is used to acquire our common stock. The common stock is then allocated to employees based on their level of compensation.

We maintain a defined contribution plan pursuant to the provisions of Section 401(k) of the Internal Revenue Code. The plan covers all full-time employees who meet age and service requirements. The plan provides for pre-tax, elective employee contributions with a matching contribution from us.

Perquisites

Split-Dollar Life Insurance Agreements

As discussed below in this Proxy Statement, we have entered into certain agreements with Mr. Zimmer and Mr. Edwab pursuant to which we reimburse them for premiums paid on certain life insurance policies and make additional payments to offset the income taxes owed as a result of such payments.

Originally, we only advanced the premiums and retained a security interest in the policies to secure repayment of the premiums advanced by us. In light of the provisions of the Sarbanes-Oxley Act of 2002 which prohibit us from making loans to our officers and directors (which may encompass the advancement of premiums for life insurance policies even though secured by the cash payable pursuant to such policies), we determined that we should cease making premium payments as loans to Messrs. Zimmer and Edwab. At that time the Compensation Committee concluded that it was appropriate to pay Messrs. Zimmer and Edwab the amount of the premiums and the related tax gross-up. In determining annual compensation, the Compensation Committee takes this into consideration.

Airplane Use

Mr. Zimmer is provided with the benefit of using our aircraft for personal air transportation from time to time. The Compensation Committee considers the benefit of Mr. Zimmer’s airplane use in Mr. Zimmer’s total compensation package.

Impact of Accounting and Tax Treatment

SFAS No. 123(R) issued by the Financial Accounting Standards Board requires a public company to measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. Equity awards we grant are structured to comply with the requirements of SFAS No. 123R to maintain the appropriate equity accounting treatment.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1,000,000 on the amount of compensation paid to the CEO and the three other most highly compensated executive officers that may be deducted by us in any year unless the compensation is performance-based compensation as described in Section 162(m) and the related regulations. The Committee believes the compensation payable in excess of this amount for the five named executive officers will not result in any material loss of tax deductions.

Section 409A of the Internal Revenue Code provides that deferrals of compensation under a nonqualified deferred compensation plan for all taxable years are currently includible in gross income to the extent not subject to a substantial risk of forfeiture and not previously included in gross income, unless certain requirements are met. We structure any deferred compensation items to be in compliance with section 409A of the Internal Revenue Code.

Summary Compensation Table

The following table sets forth certain information regarding compensation paid for services rendered during the fiscal year ended February 2, 2008 to each of our five most highly compensated executive officers, including the Chief Executive Officer and Chief Financial Officer (collectively, the “Named Executive Officers”):

								Change in
								Pension Value
								and
								Nonqualified
					Stock	Option	Non-Equity	Deferred
					Awards	Awards	Incentive Plan	Compensation	All Other
		Salary	Bonus		($)	($)	Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	($)(1)	($)		(2)(3)	(2)(3)	($)(4)	($)	($)(5)		($)

George Zimmer	2007	420,000	—		—	—	66,667	—	1,180,557	(7)	1,667,224
Chairman of the Board and	2006	428,077	—		—	—	134,000	—	1,394,710	(7)(8)	1,956,787
Chief Executive Officer
Neill P. Davis	2007	363,999	5,066	(6)	15,749	119,288	66,667	—	1,292	(9)(10)	572,061
Executive Vice President,	2006	368,576	6,958	(6)	85,620	138,386	134,000	—	1,745	(9)(10)	735,285
Chief Financial Officer, Treasurer and Principal Financial Officer
David H. Edwab	2007	300,000	—		552,276	—	—	—	81,861	(9)(10)(11)	934,137
Vice Chairman of the Board	2006	316,769	—		562,897	251	—	—	82,821	(9)(10)(11)	962,738
Douglas S. Ewert	2007	420,000	—		295,058	138,254	66,667	—	12,026	(9)(10)	932,005
President and Chief Operating Officer	2006	424,616	—		285,699	99,488	134,000	—	11,870	(9)(10)	955,673
Charles Bresler, Ph.D.	2007	420,000	—		207,244	129,421	66,667	—	10,257	(9)(10)	833,589
Executive Vice President —	2006	428,077	—		214,049	325,653	134,000	—	10,370	(9)(10)	1,112,149
Marketing and Human Resources

(1)	Represents salary for 52 weeks in 2007 fiscal year and 53 weeks in 2006 fiscal year.

(2)	Represents compensation expense recognized in the indicated fiscal year with respect to awards granted in current or previous fiscal years.

(3)	For a discussion of the assumptions made in the valuation, see Note 7 of Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 2, 2008 and Note 6 of Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2007.

(4)	Represents bonus paid relating to services performed in the indicated fiscal year.

(5)	Includes the Company’s contribution to the Company’s Employee Stock Ownership Plan allocated to the account of the Named Executive Officer in the indicated fiscal year.

(6)	Represents special bonus paid to Mr. Davis in the indicated fiscal year.

(7)	Includes $386,273 and $360,943 in 2007 and 2006, respectively, in connection with insurance premiums (see “Split-Dollar Life Insurance Agreements”), $263,232 and $266,780 in 2007 and 2006, respectively, in related tax gross up payments, $332,457 and $279,255 in 2007 and 2006, respectively, in incremental cost for use of the corporate aircraft and $183,832 and $300,708 in 2007 and 2006, respectively, of lost tax benefits for the Company from disallowed depreciation deductions associated with Mr. Zimmer’s personal use of the corporate aircraft.

(8)	Includes $3,500 associated with usage of a Company facility by family and friends of Mr. Zimmer.

(9)	Includes amount of dividend or dividend equivalent payment on restricted stock and unvested deferred stock units to the Named Executive Officer in the indicated fiscal year.

(10)	Includes $400 matching contribution paid by the Company to the 401(k) Savings Plan account of the Named Executive Officer in the indicated fiscal year.

(11)	Includes $37,111 paid in each of 2007 and 2006 in connection with insurance premiums (see “Split-Dollar Life Insurance Agreements”) and $25,355 paid in each of 2007 and 2006 in related tax gross up payments.

Employment Agreement

We entered into a Second Amended and Restated Employment Agreement (the “Employment Agreement”) effective as of October 1, 2005, with David H. Edwab, Vice Chairman of the Company, for a term extending through February 6, 2011. Under the Employment Agreement we agreed, among other things, to:

•	for the period to and including February 6, 2006, pay Mr. Edwab an annual base salary of $560,000 plus $40,000 per year for reimbursement of various business related expenses, including automobile and club membership expenses, and, thereafter, pay Mr. Edwab an annual base salary of $300,000;

•	provide disability and medical insurance coverage and certain other benefits provided to other employees, excluding, however, (i) our annual cash bonus program for executive officers and (ii) grants and awards under our key employee equity incentive plans, awards under which, if any, shall be wholly at our discretion; and

•	make the premium payments on the insurance policies referred to and covered by the split-dollar life insurance agreement between us and Mr. Edwab (see discussion of “Split-Dollar Life Insurance Agreements” below) as additional compensation with an additional payment to cover the taxes due on such compensation.

We may terminate Mr. Edwab’s employment under the Employment Agreement for “cause”, in which event we will pay all amounts owed to Mr. Edwab under the Employment Agreement through the date of termination, which will satisfy all of our obligations under the Employment Agreement. Under the Employment Agreement, “cause” is limited to Mr. Edwab’s (a) conviction of or a plea of nolo contendre to the charge of a felony (which, through the lapse of time or otherwise, is not subject to appeal); (b) willful refusal without proper legal cause to perform, or gross negligence in performing, his duties and responsibilities after 30 days written notice and an opportunity to cure); (c) material breach of fiduciary duty to us through the misappropriation of Company funds or property; or (d) unauthorized absence from work (other than for sick leave of personal disability) for a period of 60 working days or more during a period of 90 working days. If we terminate Mr. Edwab’s employment without “cause” or Mr. Edwab terminates his employment for “good reason”, then (i) we will be required to pay Mr. Edwab all amounts owed through the date of termination, (ii) Mr. Edwab will continue to receive his base salary at the then current rate and all benefits to which Mr. Edwab is entitled under the Employment Agreement until the earlier of February 6, 2011 or two years following the date of termination and (iii) we will continue to maintain the split dollar life insurance policies, including the transferability provisions thereof, maintained by us for the benefit of Mr. Edwab until the earlier of February 6, 2011 or two years following the date of termination. Under the Employment Agreement, “good reason” means (x) removal, without Mr. Edwab’s written consent, from the office of Vice Chairman of the Board or a material reduction in his authority or responsibilities (other than a removal for “cause”) or (y) we otherwise commit a material breach of the Employment Agreement. If Mr. Edwab’s employment is terminated because of death or permanent disability, then (A) we will pay to Mr. Edwab or his estate, if applicable, all amounts owed to Mr. Edwab through the date of termination and all other benefits to which he would have been entitled under the Employment Agreement if his employment had continued until the earlier of February 6, 2011 or two years following the date of termination and (B) we shall continue to maintain the split dollar life insurance policies, including the transferability provisions thereof, maintained by us for the benefit of Mr. Edwab until February 6, 2011.

Under the Employment Agreement, Mr. Edwab has agreed not to compete with us during the term thereof and for a period of one year thereafter. However, Mr. Edwab may render services for compensation and engage in other business activities; provided, that (i) rendering such services or engaging in such activities does not violate the non-competition provisions of the Employment Agreement and (ii) Mr. Edwab must continue to devote more of his working time to us than to any other single business or group of related businesses.

Upon the execution of the Employment Agreement, we granted to Mr. Edwab 96,800 restricted shares of Common Stock under our 1996 Long-Term Incentive Plan, which shall vest with respect to 19,360 shares initially covered thereby on February 6th of each year from 2007 through 2011. In the event of termination of Mr. Edwab’s employment, other than for cause or by reason of voluntary termination, a portion of the unvested shares of restricted stock will immediately vest. In connection with the amendment to the Employment Agreement,

Mr. Edwab agreed to the cancellation of certain options to purchase an aggregate of 165,000 shares of Common Stock.

Split-Dollar Life Insurance Agreements

The George Zimmer 1988 Living Trust and The George Zimmer 2007 Annuity Trust are presently the owners, respectively, of 1,215,565 shares and 2,000,000 shares of Common Stock. We have been advised that in the event of the death of George Zimmer, absent other sources of cash, his estate may be required to publicly sell all or a substantial portion of such shares to satisfy estate tax obligations. The public sale of such number of shares may destabilize the market for our publicly traded stock. Accordingly, in November 1994, an agreement was entered into (commonly known as a split-dollar life insurance agreement) under the terms of which we made advances of the premiums for certain life insurance policies on the life of George Zimmer with an aggregate face value, as amended, of $25,500,000 purchased by a trust established by Mr. Zimmer. To secure the repayment of the advances, the trust assigned the policies to us as collateral. Further, a second split-dollar life insurance agreement with essentially the same terms as the existing agreement was entered into relating to a life insurance policy on the life of George Zimmer with a face value of $1,000,000 purchased by a second trust established by Mr. Zimmer. The trusts assigned the additional policies to us as collateral. The proceeds of these policies are intended to provide Mr. Zimmer’s estate with enough liquidity to avoid destabilizing sales of Common Stock.

We have also entered into split-dollar life insurance agreements with Mr. Edwab under the terms of which we made advances of the premiums on $3,000,000 in life insurance policies owned by a trust established by Mr. Edwab and payable to beneficiaries designated by him (subject to certain split-dollar provisions in favor of us). To secure the repayment of the premiums, the Trust has assigned the policies to us as collateral.

In light of the provisions of the Sarbanes-Oxley Act of 2002 which prohibit us from making loans to our officers and directors (which may encompass the advancement of premiums for life insurance policies even though secured by the cash payable pursuant to such policies), we have ceased making premium payments as loans to Messrs. Zimmer and Edwab. We have elected to pay the premiums on behalf of Messrs. Zimmer and Edwab as additional compensation with an additional increase in compensation to cover the taxes due on such compensation.

In June 2006, we entered into an additional split-dollar life insurance agreement with Mr. Zimmer pursuant to which we granted to Mr. Zimmer the right to select the settlement option for payment of the death benefits and the beneficiaries to receive certain of the proceeds to be paid upon Mr. Zimmer’s death under a $4,000,000 policy which we maintain on Mr. Zimmer’s life. We will continue to pay the premiums due on this policy, a portion of which is additional compensation to Mr. Zimmer. We are the sole owner of the policy and at the time of Mr. Zimmer’s death we have the right to receive a portion of the death benefit equal to the greater of the total amount of the premiums paid under the policy or the cash value of the policy (excluding certain charges and reductions, including but not limited to indebtedness outstanding against such policy and interest related thereto). The balance of the death benefit, if any, will be provided to the beneficiaries named by Mr. Zimmer.

Employee Equity Incentive Plans

We maintain The Men’s Wearhouse, Inc. 1996 Long-Term Incentive Plan (formerly known as the 1996 Stock Option Plan, the “1996 Plan”), 1998 Key Employee Stock Option Plan (the “1998 Option Plan”) and the 2004 Long-Term Incentive Plan (the “2004 Plan”) (collectively, the “Plans”) for the benefit of our full-time key employees. Under the 1996 Plan, awards covering up to 2,775,000 shares of Common Stock may be granted. Pursuant to the terms of the 1998 Option Plan, no further options may be granted. Under the 2004 Plan, awards covering up to 900,000, or 2,110,059 if the amendment and restatement of the 2004 Plan is approved by the shareholders at the Annual Meeting, shares of Common Stock may be granted.

The 1998 Option Plan, the 1996 Plan and the 2004 Plan are administered by the Compensation Committee. The individuals eligible to participate in the Plans are such of our full-time key employees, including officers and employee directors, as the respective committees may determine from time to time. However:

•	George Zimmer and James E. Zimmer are or were not eligible to participate in the 1996 Plan and the 1998 Option Plan; and

•	none of our executive officers were eligible to participate in the 1998 Option Plan.

Under the 1996 Plan and the 2004 Plan, the Compensation Committee may grant options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, deferred stock units, performance stock awards, performance units, cash-based awards, and other stock-based awards. Under the 1998 Option Plan, the Compensation Committee was only allowed to grant nonqualified stock options with the purchase price of shares subject to an option granted under the 1998 Option Plan determined by the Compensation Committee at the date of grant. Generally, the price at which a nonqualified stock option may be granted may not be less than 50% of the fair market value of the shares of Common Stock on the date of grant. Under the 1996 Plan and the 2004 Plan, the purchase price of shares subject to an option granted under such plans is determined by the Compensation Committee and may not be less than 100% of the fair market value of the shares of Common Stock on the date of grant. Options granted under the Plans must be exercised within ten years from the date of grant. Unless otherwise provided by the Compensation Committee, the options vest with respect to one-third of the shares covered thereby on each of the first three anniversaries of the date of grant. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiaries, (i) the option price of any incentive stock option granted may not be less than 110% of the fair market value of the Common Stock on the date of grant and (ii) the exercisable period may not exceed five years from date of grant. Stock appreciation rights (freestanding or tandem), restricted stock, deferred stock units, performance stock awards, performance units, other stock-based awards and cash-based awards may be granted under the 1996 Plan or the 2004 Plan in such number and upon such terms and conditions as determined by the Compensation Committee.

Generally, awards granted under the Plans are not transferable by the holder other than by will or under the laws of descent and distribution. Options granted under the Plans terminate on the earlier of (i) the expiration date of the option or (ii) one day less than one month after the date the holder of the option terminates his or her employment with us for any reason other than the death, disability or the retirement of such holder. During such one-month period, the holder may exercise the option in respect of the number of shares that were vested on the date of such severance of employment. In the event of severance because of the death, disability or retirement of a holder before the expiration date of the option, the option terminates on the earlier of such (i) expiration date or (ii) one year following the date of severance. During this period the holder, or his or her heirs, as the case may be, generally may exercise the option in respect of the number of shares that were vested on the date of severance because of death, disability or retirement. With regard to other awards under the 1996 Plan and the 2004 Plan, the Compensation Committee shall determine the extent to which a holder shall have the right to receive or exercise such award following termination of the holder’s employment with us.

Grants of Plan-Based Awards Table

The following table sets forth certain information regarding grants made during the fiscal year ended February 2, 2008 to each of the Named Executive Officers under any of the Plans:

									All Other	All Other
									Stock	Option				Grant
									Awards:	Awards:		Exercise		Date Fair
		Estimated Future Payouts				Estimated Future Payouts			Number	Number		or Base		Value of
		Under Non-Equity				Under Equity			of Shares	of Securities		Price of		Stock and
		Incentive Plan Awards				Incentive Plan Awards			of Stock	Underlying		Option		Option
	Grant	Threshold	Target	Maximum		Threshold	Target	Maximum	or Units	Options		Awards		Awards
Name	Date	($)	($)	($)		($)	($)	($)	(#)	(#)		($/Sh)		($/Sh)

George Zimmer	3/8/2007	(1)	—	200,000	(1)	—	—	—	—	—		—		—
Neill P. Davis	3/8/2007	(1)	—	200,000	(1)	—	—	—	—	—		—		—
David H. Edwab	—	—	—	—		—	—	—	—	—		—		—
Douglas S. Ewert	3/8/2007	(1)	—	200,000	(1)	—	—	—	—	—		—		—
	11/16/2007	—	—	—		—	—	—	—	100,000	(2)	41.33	(2)	1,867,810	(3)
Charles Bresler, Ph.D.	3/8/2007	(1)	—	200,000	(1)	—	—	—	—	—		—		—

(1)	Relates to our ongoing bonus program in which executive officers participate annually. The criteria for determining the amount of each Named Executive Officer’s bonus is based on: (i) the Company attaining sales goals, (ii) the Company attaining net income goals, and (iii) the officer attaining personal goals. Each of the first two criteria are quantitative, while the third criterion is subjective. Each criterion carries equal weight and accounts for one third of the possible payout. Two different thresholds exist for each of the three criteria — good and excellent. An executive receives one-sixth of the payout if the “good” threshold of a particular criterion is met and receives the entire one-third payout if the “excellent” threshold is achieved. The qualitative assessment of each Named Executive Officer’s individual performance is made by the Compensation Committee primarily based on the views and recommendations of the Chief Executive Officer in the case of the Named Executive Officers other than himself. Threshold levels for “good” financial criteria are based on minimum performance objectives that the Chief Executive Officer sets at the beginning of a year and take into consideration the Company’s operating and growth plans for the coming year and are generally considered to be obtainable that year. The “excellent” threshold targets are typically representative of a substantial increase over the “good” threshold and, in recent years, these thresholds have often been achieved with respect to one or more of the metrics. For actual amounts paid to the Named Executive Officers pursuant to these grants under the bonus program, see the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.

(2)	Represents stock options granted to Mr. Ewert. The grant vests as follows: 10,000 stock options annually on each of November 16, 2008, 2009, 2010, 2011, 2012, 2013, 2014, 2015 and 2016 and the remaining 10,000 stock options on October 16, 2017.

(3)	Represents value of 100,000 stock options granted to Mr. Ewert, with a weighted average option value of $18.68 per share. The fair value of the options is estimated on the date of grant using the Black Scholes option pricing model. The following weighted average assumptions were used for the grant: expected volatility of 36.52%, risk-free interest rate (U.S. Treasury five year notes) of 3.88%, dividend yield of 0.50% and an expected life of 7.8 years.

Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes certain information regarding unexercised options, vested stock and equity incentive plan awards outstanding as of the end of the fiscal year ended February 2, 2008 for each of the Named Executive Officers:

	Option Awards							Stock Awards
					Equity Incentive							Equity Incentive
					Plan Awards:						Equity Incentive	Plan Awards:
	Number of		Number of		Number of			Number		Market Value	Plan Awards:	Market or
	Securities		Securities		Securities			of Shares		of Shares	Number of	Payout Value of
	Underlying		Underlying		Underlying			or Units		or Units	Unearned Shares,	Unearned Shares,
	Unexercised		Unexercised		Unexercised	Option		of Stock		of Stock	Units or Other	Units or Other
	Options		Options		Unearned	Exercise	Option	That Have		That Have	Rights That Have	Rights That Have
	Exercisable		Unexercisable		Options	Price	Expiration	Not Vested		Not Vested	Not Vested	Not Vested
Name	(#)		(#)		(#)	($)	Date	(#)		($)(1)	(#)	($)

George Zimmer	—		—		—	—	—	—		—	—	—
Neill P. Davis	7,501	(2)	22,503	(3)	—	14.24	2/11/2012	—		—	—	—
	—		22,500	(4)	—	7.97	2/26/2013	—		—	—	—
	—		60,000	(5)	—	15.88	2/13/2014	—		—	—	—
	—		—		—	—	—	—		—	—	—
David H. Edwab	—		—		—	—	—	77,440(6)		2,030,477	—	—
Douglas S. Ewert	4,500	(7)	—		—	15.75	2/01/2010	—		—	—	—
	—		1,500	(8)	—	16.63	2/22/2011	—		—	—	—
	—		3,000	(9)	—	7.97	2/26/2013	—		—	—	—
	—		36,000	(10)	—	15.88	2/13/2014	—		—	—	—
	—		—		—	—	—	37,500	(11)	983,250	—	—
	—		—		—	—	—	7,500	(12)	196,650	—	—
	—		100,000	(13)	—	41.33	11/16/2017	—		—	—	—
Charles Bresler, Ph.D.	30,000	(14)	120,000	(15)	—	14.24	2/11/2012	—		—	—	—
	—		—		—	—	—	37,500	(11)	983,250	—	—

(1)	Based on the closing price per share for our common stock on the New York Stock Exchange on February 1, 2008, which was the last trading day of our fiscal year.

(2)	The award vested on January 27, 2008.

(3)	The award vests as follows: 7,501 options annually on each of January 27, 2009, 2010 and 2011.

(4)	The award vests as follows: 7,500 options annually on each of February 26, 2008, 2009 and 2010.

(5)	The award vests as follows: 7,500 options annually on each of February 13, 2008, 2009 and 2010; an additional 15,000 options on February 13, 2011; and the remaining 22,500 options on February 13, 2012.

(6)	The award vests as follows: 19,360 shares annually on each of February 6, 2008, 2009, 2010 and 2011.

(7)	The award vested on February 1, 2008.

(8)	The award vests on February 22, 2008.

(9)	The award vests on February 26, 2008.

(10)	The award vests as follows: 9,000 options annually on each of February 13, 2009, 2010, 2011 and 2012.

(11)	The award vests as follows: 7,500 units annually on each of April 13, 2008, 2009, 2010, 2011 and 2012.

(12)	The award vests as follows: 2,500 units annually on each of April 13, 2008, 2009 and 2010.

(13)	The award vests as follows: 10,000 options annually on each of November 16, 2008, 2009, 2010, 2011, 2012, 2013, 2014, 2015 and 2016 and the remaining 10,000 options on October 16, 2017.

(14)	The award vested on January 27, 2008.

(15)	The award vests as follows: 30,000 options annually on each of January 27, 2009, 2010 and 2011 and the remaining 30,000 options on July 27, 2011.

Option Exercises and Stock Vested Table

The following table summarizes certain information regarding the exercise of options and the vesting of stock during the fiscal year ended February 2, 2008 for each of the Named Executive Officers:

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired	Realized	Acquired	Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)

George Zimmer	—	—	—	—
Neill P. Davis	12,002	434,902.82	3,000	132,690.00
David H. Edwab	—	—	19,360	863,649.60
Douglas S. Ewert	9,000	307,459.35	10,000	442,300.00
Charles Bresler, Ph.D.	26,250	814,325.63	7,500	331,725.00

Pension Benefits

We currently have no defined benefit pension plans.

Nonqualified Deferred Compensation

We currently have no defined contribution plans which provide for the deferral of compensation on a basis that is not tax qualified.

Potential Payments upon Termination or Change-in-Control

Except for Mr. Edwab, the Named Executive Officers will receive the same benefits as our other employees upon termination of their employment. None of the Named Executive Officers have change-in-control agreements with us.

As more fully described under “Executive Compensation — Employment Agreement”, Mr. Edwab is entitled to receive certain payments and benefits from us following his termination. If Mr. Edwab were terminated for “cause” on the last day of the fiscal year ended February 3, 2007, we would be required to pay him all amounts owed to him under his Employment Agreement through the date of termination, which as of February 3, 2007, would have resulted in a lump sum payment of $5,770. If we terminated Mr. Edwab’s employment without “cause” or if he terminated his employment for “good reason” as of February 3, 2007, for a period of two years thereafter (i.e., February 2, 2009) we would be required to continue to (i) pay his annual base salary of $340,000 in equal installments in accordance with our customary payroll practices, (ii) maintain his split dollar life insurance policies and (iii) provide all other benefits to which Mr. Edwab is entitled under the Employment Agreement, including disability, health and life insurance, the cost to us for a year being approximately $22,716, resulting in Mr. Edwab receiving from us aggregate payments and benefits totaling $833,417 over the two-year period. If Mr. Edwab’s employment was terminated as of February 2, 2008 due to his death or permanent disability, then we would be required to (A) pay him all amounts owed to him under his Employment Agreement through the date thereof, which as of February 2, 2008 would have resulted in a lump sum payment of $5,770, (B) maintain his split dollar life insurance policies until February 6, 2011 and (C) for a period of two years thereafter (i.e., February 1, 2010) continue to provide all benefits to which he would have been entitled under the Employment Agreement (as described in (iii) above), resulting in Mr. Edwab receiving from us aggregate payments and benefits totaling $153,417 over the course of the covered periods.

In addition, if Mr. Edwab’s employment were to have been terminated for any reason other than for “cause” or by reason of voluntary termination as of February 2, 2008, 19,201 shares of restricted stock owned by Mr. Edwab would have immediately vested. Based on the closing sales price of our Common Stock on February 1, 2008 (the last trading day of the fiscal year ended February 2, 2008), such shares would have an aggregate value of $503,447.

DIRECTOR COMPENSATION

Our employee directors do not receive fees for attending meetings of the Board of Directors. During fiscal 2007, each of our non-employee directors received an annual retainer of $24,000. In addition, members of the Audit Committee received an annual retainer of $2,000, or $10,000 for the Chairman of the Audit Committee, as well as an additional $1,000 for each meeting attended in person and $500 for each meeting held telephonically. Members of the Compensation Committee and the Nominating and Corporate Governance Committee each received an annual retainer of $1,000, or $2,000 for the Chairman of each committee, as well as an additional $1,000 for each meeting attended in person and $500 for each meeting held telephonically. Further, under the Company’s 1992 Non-Employee Director Stock Option Plan (the “Director Plan”) each person who was a non-employee director on the last business day of each of our fiscal years is granted 1,500 shares of restricted stock and an option to acquire an additional 1,500 shares of Common Stock. All options granted permit the non-employee director to purchase the option shares at the closing price on the date of grant and become exercisable one year after the date of grant. All options granted under the Director Plan must be exercised within 10 years of the date of grant. Such options terminate on the earlier of the date of the expiration of the option or one day less than one month after the date the director ceases to serve as a director of the Company for any reason other than death, disability or retirement as a director. All restrictions on the restricted stock lapse one year after the date of grant.

Beginning in fiscal 2008, each of our non-employee directors will receive an annual retainer of $100,000. In addition, the Lead Director will receive an annual retainer of $50,000, members of the Audit Committee will receive an annual retainer of $10,000, or $20,000 for the Chairman of the Audit Committee, and the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee will receive an annual retainer of $10,000. If the amended and restated 2004 Plan is approved by the shareholders at the Annual Meeting, the non-employee directors will receive future grants under the 2004 Plan. Consistent with the previous Director Plan, each person who is a non-employee director on the last business day of each of our fiscal years will be granted a number of restricted stock or deferred stock units, at the discretion of the Board of Directors, equal to $100,000 divided by the closing price of our Common Stock as reported on the New York Stock Exchange on the last trading day of such fiscal year. In addition, upon his or her appointment, any new director will receive a grant of restricted stock or deferred stock units, at the discretion of the Board of Directors, equal to $100,000 divided by the closing price of our Common Stock as reported on the New York Stock Exchange on the date such director is appointed or elected to the Board of Directors. All such awards shall be subject to the terms of the 2004 Plan as described in this Proxy Statement under “Proposal to Amend and Restate the Company’s 2004 Long-Term Incentive Plan” and “Employee Equity Incentive Plans”.

The following table summarizes compensation paid to each non-employee director during the fiscal year ended February 2, 2008:

								Change in
								Pension
								Value and
	Fees Earned						Non-Equity	Nonqualified
	or Paid		Stock		Option		Incentive Plan	Deferred	All Other
	in Cash		Awards		Awards		Compensation	Compensation	Compensation	Total
Name	($)		($)		($)		($)	Earnings	($)	($)

Rinaldo S. Brutoco	33,500		65,371	(1)	27,868	(2)	—	—	—	126,739
Deepak Chopra, M.D.	27,000		65,371	(1)	27,868	(2)	—	—	—	120,239
Larry R. Katzen	26,700		55,340	(3)	23,746	(4)	—	—	—	105,786
Kathleen Mason(5)	13,675		—		—		—	—	—	13,675
Michael L. Ray, Ph.D.	28,000		65,371	(1)	27,868	(2)	—	—	—	121,239
William B. Sechrest	60,788	(6)	65,371	(1)	27,868	(2)	—	—	—	154,027
Sheldon I. Stein	28,500		65,371	(1)	27,868	(2)	—	—	—	121,739

(1)	Represents expense recognized in fiscal 2007 for 1,500 restricted shares granted to director on February 2, 2007. The award vests on February 1, 2008.

(2)	Represents expense recognized in fiscal 2007 for 1,500 stock options granted to director on February 2, 2007 with a weighted average option value of $18.68 per share. The fair value of the options is estimated on the date of grant using the Black Scholes option pricing model. The following weighted average assumptions were used for the grant: expected volatility of 42.68%, risk-free interest rate (U.S. Treasury five year notes) of 4.82%, dividend yield of 0.58% and an expected life of six years.

(3)	Represents expense recognized in fiscal 2007 for 1,500 restricted shares granted to director on April 10, 2007. The award vests on April 10, 2008.

(4)	Represents expense recognized in fiscal 2007 for 1,500 stock options granted to director on April 10, 2007 with a weighted average option value of $19.43 per share. The fair value of the options is estimated on the date of grant using the Black Scholes option pricing model. The following weighted average assumptions were used for the grant: expected volatility of 40.37%, risk-free interest rate (U.S. Treasury five year notes) of 4.63%, dividend yield of 0.46% and an expected life of five years.

(5)	Ms. Mason chose not to stand for re-election as a director of the Company in order to reduce the number of boards of directors on which she serves as a director and therefore ceased to be a director as of June 13, 2007.

(6)	Includes a partial annual retainer of $5,288 received by Mr. Sechrest in connection with his appointment as Lead Director in September 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In April 2002, we advanced $220,750 to Mr. Davis, Executive Vice President, Chief Financial Officer, Treasurer and Principal Financial Officer of the Company, to enable him to purchase a residence. At the beginning of fiscal 2007, Mr. Davis had a balance of $146,440. During 2007, Mr. Davis repaid $20,000 of this advance and paid us $5,066 in interest. The average interest rate on the loan during fiscal 2007 was 4.5% per annum. As of February 2, 2008, the outstanding loan balance was $126,440.

James E. Zimmer, George Zimmer’s brother, is and has been the Senior Vice President — Merchandising of the Company since 1975 and is compensated in line with other similarly situated employees of the Company, except that historically he has not received awards under our equity plans. James Zimmer’s base salary and bonus equaled $346,667 for the fiscal year ended February 2, 2008.

Policies and Procedures for Approval of Related Person Transactions

The Board of Directors formally adopted a written policy with respect to related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we or any of our subsidiaries are a participant, (ii) any related person has a direct or indirect interest and (iii) the amount involved exceeds $50,000. The Compensation Committee is responsible for reviewing, approving and ratifying any related person transaction. The Compensation Committee intends to approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders.

INDEPENDENT AUDITORS

The Audit Committee has approved the appointment of the firm of Deloitte & Touche LLP (“D&T”) as independent auditors for the fiscal year ending January 31, 2009. Representatives of D&T are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

Fees for professional services provided by D&T in each of the last two fiscal years in each of the following categories are:

	Fiscal Year
	2007	2006

Audit Fees(1)	$986,000	$1,017,200
Audit Related Fees(2)	102,100	60,000
Tax Fees(3)	305,900	179,200
All Other Fees(4)	1,600	16,400

	$1,395,600	$1,272,800

(1)	Audit fees consist of audit work performed in connection with the annual financial statements, assessment of our internal control over financial reporting, the reviews of unaudited quarterly financial statements as well as work generally only the independent auditor can reasonably provide, such as consents, comfort letters and review of documents filed with the Securities and Exchange Commission.

(2)	Audit related services represent fees for audits of our employee benefit plans.

(3)	Tax services include fees for a variety of federal, state and international tax consulting projects and tax compliance services, including fixed fee payments for certain previously contingent fee arrangements.

(4)	These fees for other services consist of general tax compliance software licensing.

The Audit Committee has considered whether non-audit services provided by D&T to us are compatible with maintaining D&T’s independence.

The Audit Committee has implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by our independent public accountants to us or any of our subsidiaries. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, currently Mr. Sechrest. There were no services approved by the Audit Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during fiscal 2006.

PROPOSALS FOR NEXT ANNUAL MEETING

Any proposals of shareholders intended to be presented at our annual meeting of shareholders to be held in 2009 must be received by us at our corporate offices, 6380 Rogerdale Road, Houston, Texas 77072-1624, attention: Investor Relations, or via facsimile at (281) 776-7060, no later than January 23, 2009, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

Our management knows of no other matters which may come before the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

The cost of solicitation of proxies in the accompanying form will be paid by us. In addition to solicitation by use of the mails, certain of our directors, officers or employees may solicit the return of proxies by telephone, telegram or personal interview.

Appendix A

THE MEN’S WEARHOUSE, INC.

2004 LONG-TERM INCENTIVE PLAN

(As Amended and Restated
Effective April 1, 2008)

Section

ARTICLE I — ESTABLISHMENT, PURPOSE AND DURATION
Establishment	1.1
Purpose of the Plan	1.2
Duration of Authority to Make Grants Under the Plan	1.3
ARTICLE II — DEFINITIONS
Affiliate	2.1
Award	2.2
Award Agreement	2.3
Board	2.4
Cash-Based Award	2.5
Code	2.6
Committee	2.7
Company	2.8
Corporate Change	2.9
Covered Employee	2.10
Deferred Stock Unit	2.11
Deferred Stock Unit Award	2.12
Director	2.13
Disability	2.14
Dividend Equivalent	2.15
Effective Date	2.16
Employee	2.17
Exchange Act	2.18
Fair Market Value	2.19
Fiscal Year	2.20
Freestanding SAR	2.21
Holder	2.22
Incentive Stock Option or ISO	2.23
Mature Shares	2.24
Minimum Statutory Tax Withholding Obligation	2.25
Nonqualified Stock Option or NQSO	2.26
Option	2.27
Optionee	2.28
Option Price	2.29
Option Agreement	2.30
Other Stock-Based Award	2.31
Parent Corporation	2.32
Performance-Based Award	2.33
Performance-Based Compensation	2.34
Performance Goals	2.35
Performance Period	2.36
Performance Stock Award	2.37
Performance Unit Award	2.38
Period of Restriction	2.39
Plan	2.40
Restricted Stock	2.41
Restricted Stock Award	2.42

i

Section

Retirement	2.43
Section 409A	2.44
Stock Appreciation Right or SAR	2.45
Stock	2.46
Subsidiary Corporation	2.47
Substantial Risk of Forfeiture	2.48
Tandem SAR	2.49
Ten Percent Stockholder	2.50
Termination of Employment	2.51
Termination of Service	2.52
TMW Group	2.53
ARTICLE III — ELIGIBILITY AND PARTICIPATION
Eligibility	3.1
Participation	3.2
ARTICLE IV — GENERAL PROVISIONS RELATING TO AWARDS
Authority to Grant Awards	4.1
Dedicated Shares; Maximum Awards	4.2
Shares That Count Against Limit	4.3
Non-Transferability	4.4
Requirements of Law	4.5
Changes in the Company’s Capital Structure	4.6
Election Under Section 83(b) of the Code	4.7
Forfeiture for Cause	4.8
Forfeiture Events	4.9
Award Agreements	4.10
Amendment of Award Agreements	4.11
Rights as Stockholder	4.12
Issuance of Shares of Stock	4.13
Restrictions on Stock Received	4.14
Compliance With Section 409A	4.15
Source of Shares Deliverable Under Awards	4.16
ARTICLE V — OPTIONS
Authority to Grant Options	5.1
Type of Options Available	5.2
Option Agreement	5.3
Option Price	5.4
Duration of Options	5.5
Amount Exercisable	5.6
Exercise of Options	5.7
Transferability of Options	5.8
Notification of Disqualifying Disposition	5.9
No Rights as Stockholder	5.10
$100,000 Limitation on Incentive Stock Options	5.11
ARTICLE VI — STOCK APPRECIATION RIGHTS
Authority to Grant Stock Appreciation Rights Awards	6.1
Type of Stock Appreciation Rights Available	6.2
General Terms	6.3

Section

Stock Appreciation Right Agreement	6.4
Term of Stock Appreciation Rights	6.5
Exercise of Freestanding SARs	6.6
Exercise of Tandem SARs	6.7
Payment of SAR Amount	6.8
Termination of Employment or Termination of Service	6.9
Nontransferability of SARs	6.10
No Rights as Stockholder	6.11
Restrictions on Stock Received	6.12
ARTICLE VII — RESTRICTED STOCK AWARDS
Restricted Stock Awards	7.1
Restricted Stock Award Agreement	7.2
Holder’s Rights as Stockholder	7.3
ARTICLE VIII — DEFERRED STOCK UNIT AWARDS
Authority to Grant Deferred Stock Unit Awards	8.1
Deferred Stock Unit Awards	8.2
Deferred Stock Unit Award Agreement	8.3
Dividend Equivalents	8.4
Form of Payment Under Deferred Stock Unit Award	8.5
Time of Payment Under Deferred Stock Unit Award	8.6
Holder’s Rights as Stockholder	8.7
ARTICLE IX — PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS
Authority to Grant Performance Stock and Performance Unit Awards	9.1
Time of Payment Under Performance Unit Award	9.2
Holder’s Rights as Stockholder With Respect to a Performance Stock Award	9.3
Increases Prohibited	9.4
Stockholder Approval	9.5
Dividend Equivalents	9.6
ARTICLE X — CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS
Authority to Grant Cash-Based Awards	10.1
Authority to Grant Other Stock-Based Awards	10.2
Value of Cash-Based Awards and Other Stock-Based Awards	10.3
Payment of Cash-Based Awards and Other Stock-Based Awards	10.4
Termination of Employment or Service	10.5
Nontransferability	10.6
ARTICLE XI — SUBSTITUTION AWARDS
ARTICLE XII — ADMINISTRATION
Awards	12.1
Authority of the Committee	12.2
Decisions Binding	12.3
No Liability	12.4
ARTICLE XIII — AMENDMENT OR TERMINATION OF PLAN
Amendment, Modification, Suspension, and Termination	13.1
Awards Previously Granted	13.2
ARTICLE XIV — MISCELLANEOUS
Unfunded Plan/No Establishment of a Trust Fund	14.1
No Employment Obligation	14.2

Section

Tax Withholding	14.3
Written Agreement	14.4
Indemnification of the Committee	14.5
Gender and Number	14.6
Severability	14.7
Headings	14.8
Other Compensation Plans	14.9
Other Awards	14.10
Successors	14.11
Law Limitations/Governmental Approvals	14.12
Delivery of Title	14.13
Inability to Obtain Authority	14.14
Investment Representations	14.15
Persons Residing Outside of the United States	14.16
No Fractional Shares	14.17
Arbitration of Disputes	14.18
Governing Law	14.19

THE MEN’S WEARHOUSE, INC.
2004 LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective April 1, 2008)

WITNESSETH:

WHEREAS, effective March 29, 2004, The Men’s Wearhouse, Inc. (the “Company”) adopted The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan (the “Plan”) for the benefit of key employees of the Company and affiliates of the Company;

WHEREAS, the Company desires to allow non-employee directors of the Company to receive awards under the Plan;

WHEREAS, the Company desires to restate the limitations set forth in the Plan on the number of shares of stock available for awards granted or paid in shares of stock to reflect the three-for-two stock split effected by the Company through the payment of a 50 percent stock dividend to shareholders of record as of May 31, 2005, and the Company desires to increase the aggregate number of shares of stock with respect to which awards may be granted under the Plan by 1,210,059 shares; and

WHEREAS, the Company desires to amend and restate the Plan on behalf of itself and on behalf of the other adopting entities;

NOW THEREFORE, the Plan is hereby amended and restated in its entirety as follows, effective as of April 1, 2008, except insofar as an earlier effective date is expressly specified.

ARTICLE I

ESTABLISHMENT, PURPOSE AND DURATION

1.1 Establishment.  The Company has previously established the incentive compensation plan known as “The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan”. The Plan permits the grant of Options (both Incentive Stock Options and Nonqualified Stock Options), Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. The Plan became effective on March 29, 2004, the date the Plan was approved by the Board, which date was within one year of the date the Plan was approved by the holders of at least a majority of the outstanding shares of voting stock of the Company at a meeting of the stockholders of the Company (the “Effective Date”), and shall remain in effect as provided in Section 1.3.

1.2 Purpose of the Plan.  The purpose of the Plan is to reward certain non-employee directors of the Company and certain corporate officers and other employees of the Company and its Affiliates (collectively, the “TMW Group”) by enabling them to acquire shares of common stock of the Company and to receive other compensation based on the increase in value of the common stock of the Company or certain other performance measures. The Plan is intended to advance the best interests of the Company, its Affiliates and its stockholders by providing those persons who have substantial responsibility for the direction, management and growth of the TMW Group with additional performance incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in their employment or affiliation with the TMW Group.

1.3 Duration of Authority to Make Grants Under the Plan.  The Plan shall continue indefinitely until it is terminated pursuant to Section 13.1. No Awards may be granted under the Plan on or after the tenth anniversary of the Effective Date. The applicable provisions of the Plan will continue in effect with respect to an Award granted under the Plan for as long as such Award remains outstanding.

I-1

ARTICLE II

DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out below throughout the Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning.

2.1 “Affiliate” means any corporation, partnership, limited liability company or association, trust or other entity or organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50 percent (50%) of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2 “Award” means, individually or collectively, a grant under the Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock Units, Performance Stock Awards, Performance Units, Cash-Based Awards, and Other Stock-Based Awards, in each case subject to the terms and provisions of the Plan.

2.3 “Award Agreement” means an agreement that sets forth the terms and conditions applicable to an Award granted under the Plan.

2.4 “Board” means the board of directors of the Company.

2.5 “Cash-Based Award” means an Award granted to a Holder pursuant to Article X.

2.6 “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

2.7 “Committee” means (a) in the case of an Award granted to a Director, the Board, and (b) in the case of any other Award granted under the Plan, a committee of at least two persons, who are members of the Compensation Committee of the Board and are appointed by the Compensation Committee of the Board, or, to the extent it chooses to operate as the Committee, the Compensation Committee of the Board. Each member of the Committee in respect of his or her participation in any decision with respect to an Award that is intended to satisfy the requirements of section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized by the Committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

2.8 “Company” means The Men’s Wearhouse, Inc., a Texas corporation, or any successor (by reincorporation, merger or otherwise).

2.9 “Corporate Change” shall have the meaning ascribed to that term in Section 4.6(c).

2.10 “Covered Employee” means a Holder who is a “covered employee,” as defined in section 162(m) of the Code and the regulations promulgated thereunder, or any successor statute.

2.11 “Deferred Stock Unit” means a unit credited to a Holder’s ledger account maintained by the Company pursuant to Article VIII.

2.12 “Deferred Stock Unit Award” means an Award granted pursuant to Article VIII.

2.13 “Director” means a member of the Board who is not an Employee.

2.14 “Disability” means, effective for awards issued under the Plan that are earned and vested on or after January 1, 2005, as determined by the Committee in its discretion exercised in good faith, (a) in the case of an Award that is exempt from the application of the requirements of Section 409A, a physical or mental condition of the Holder that would entitle him to payment of disability income payments under the Company’s long-term disability insurance policy or plan for employees as then in effect; or in the event that the Holder is a Director or is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan for employees or in the event the Company does not maintain such a long-term disability insurance policy, “Disability” means a permanent and total disability as defined in section 22(e)(3) of the Code and (b) in the case of an Award that is not exempt from the application of the requirements of Section 409A, (i) the Holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Holder is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Holder shall submit to an examination by such physician upon request by the Committee.

2.15 “Dividend Equivalent” means a payment equivalent in amount to dividends paid to the Company’s stockholders.

2.16 “Effective Date” shall have the meaning ascribed to that term in Section 1.1.

2.17 “Employee” means (a) a person employed by the Company or any Affiliate as a common law employee or (b) a person who has agreed to become a common law employee of the Company or any Affiliate and is expected to become such within six (6) months from the date of a determination made for purposes of the Plan.

2.18 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.

2.19 “Fair Market Value” of the Stock as of any particular date means,

(a)  if the Stock is traded on a stock exchange,

(i) and if the Stock is traded on that date, the closing sale price of the Stock on that date; or

(ii) and if the Stock is not traded on that date, the closing sale price of the Stock on the last trading date immediately preceding that date;

as reported on the principal securities exchange on which the Stock is traded; or

(b)	if the Stock is traded in the over-the-counter market,

(i) and if the Stock is traded on that date, the average between the high bid and low asked price on that date; or

(ii) and if the Stock is not traded on that date, the average between the high bid and low asked price on the last trading date immediately preceding that date;

as reported in such over-the-counter market; provided, however, that (x) if the Stock is not so traded, or (y) if, in the discretion of the Committee, another means of determining the fair market value of a share of Stock at such date shall be necessary or advisable, the Committee may provide for another means for determining such fair market value that complies with the requirements of Section 409A.

2.20 “Fiscal Year” means the Company’s fiscal year.

2.21 “Freestanding SAR” means a SAR that is granted pursuant to Article VI independently of any Option.

2.22 “Holder” means a person who has been granted an Award or any person who is entitled to receive shares of Stock (and/or cash in the case of a Stock Appreciation Right) under an Award.

2.23 “Incentive Stock Option” or “ISO” means an option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of the Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

2.24 “Mature Shares” means shares of Stock that the Holder has held for at least six months.

2.25 “Minimum Statutory Tax Withholding Obligation” means, with respect to an Award, the amount the Company or an Affiliate is required to withhold for federal, state and local taxes based upon the applicable minimum statutory withholding rates required by the relevant tax authorities.

2.26 “Nonqualified Stock Option” or “NQSO” means an Option that is designated as a nonqualified stock option. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under the Plan and not an incentive stock option under the Code.

2.27 “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to Article V.

2.28 “Optionee” means a person who is granted an Option under the Plan.

2.29 “Option Price” shall have the meaning ascribed to that term in Section 5.4.

2.30 “Option Agreement” means a written contract setting forth the terms and conditions of an Option.

2.31 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms and provisions of the Plan that is granted pursuant to Article X.

2.32 “Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.33 “Performance-Based Award” means a Performance Stock Award, a Performance Unit, or a Cash-Based Award granted to a Holder under which the fulfillment of performance goals determines the degree of payout or vesting.

2.34 “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.35 “Performance Goals” means one or more of the criteria described in Article IX on which the performance goals applicable to an Award are based.

2.36 “Performance Period” means the period of time during which the performance goals applicable to a Performance-Based Award must be met.

2.37 “Performance Stock Award” means an Award designated as a performance stock award granted to a Holder pursuant to Article IX.

2.38 “Performance Unit Award” means an Award designated as a performance unit award granted to a Holder pursuant to Article IX.

2.39 “Period of Restriction” means the period during which Restricted Stock is subject to a substantial risk of forfeiture (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article VII.

2.40 “Plan” means The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan, as set forth in this document and as it may be amended from time to time.

2.41 “Restricted Stock” means shares of restricted Stock issued or granted under the Plan pursuant to Article VII.

2.42 “Restricted Stock Award” means an authorization by the Committee to issue or transfer Restricted Stock to a Holder.

2.43 “Retirement” means (a) in the case of an Employee, retirement in accordance with the terms of a retirement plan that is qualified under section 401(a) of the Code and maintained by the Company or an Affiliate in which the Holder is a participant and (b) in the case of a Director, retirement from the Board in accordance with the Board’s then applicable retirement policy.

2.44 “Section 409A” means section 409A of the Code and Department of Treasury rules and regulations issued thereunder.

2.45 “Stock Appreciation Right” or “SAR” means any stock appreciation right granted pursuant to Article VI of the Plan.

2.46 “Stock” means the common stock of the Company, $.01 par value per share (or such other par value as may be designated by act of the Company’s stockholders).

2.47 “Subsidiary Corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.48 “Substantial Risk of Forfeiture” shall have the meaning ascribed to that term in Section 409A.

2.49 “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article VI, the exercise of which shall require forfeiture of the right to purchase a share of the Stock under the related Option (and when a share of the Stock is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.50 “Ten Percent Stockholder” means an individual who, at the time the Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock or series of the Company or of any Parent Corporation or Subsidiary Corporation. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust, shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

2.51 “Termination of Employment” means, in the case of an Award issued to an Employee other than an Incentive Stock Option, the termination of the Employee’s employment relationship with the Company and all Affiliates. “Termination of Employment” means, in the case of an Incentive Stock Option, the termination of the Employee’s employment relationship with all of the Company, any Parent Corporation, any Subsidiary Corporation and any parent or subsidiary corporation (within the meaning of section 422(a)(2) of the Code) of any such corporation that issues or assumes an Incentive Stock Option in a transaction to which section 424(a) of the Code applies.

2.52 “Termination of Service” means, in the case of an Award issued to a Director, the termination of the Director’s service on the Board.

2.53 “TMW Group” shall have the meaning ascribed to that term in Section 1.2.

ARTICLE III

ELIGIBILITY AND PARTICIPATION

3.1 Eligibility.  The persons who are eligible to receive Awards under the Plan, other than Incentive Stock Options, are key Employees who have substantial responsibility for or involvement with the management and growth of one or more members of the TMW Group and Directors. However, only those persons who are, on the dates of grant, key employees of the Company or any Parent Corporation or Subsidiary Corporation are eligible for grants of Incentive Stock Options under the Plan.

3.2 Participation.  Subject to the terms and provisions of the Plan, the Committee may, from time to time, select the eligible persons to whom Awards shall be granted and shall determine the nature and amount of each Award.

III-1

ARTICLE IV

GENERAL PROVISIONS RELATING TO AWARDS

4.1 Authority to Grant Awards.  The Committee may grant Awards to those key Employees and Directors as the Committee shall from time to time determine, under the terms and conditions of the Plan. Subject only to any applicable limitations set out in the Plan, the number of shares of Stock or other value to be covered by any Award to be granted under the Plan shall be as determined by the Committee in its sole discretion.

4.2 Dedicated Shares; Maximum Awards.  The aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 2,110,059. The aggregate number of shares of Stock with respect to which Incentive Stock Options may be granted under the Plan is 2,110,059. The aggregate number of shares of Stock with respect to which Nonqualified Stock Options may be granted under the Plan is 2,110,059. The aggregate number of shares of Stock with respect to which Stock Appreciation Rights may be granted under the Plan is 2,110,059. The aggregate number of shares of Stock with respect to which Restricted Stock Awards may be granted under the Plan is 1,055,030. The aggregate number of shares of Stock with respect to which Performance Stock Awards may be granted under the Plan is 1,055,030. The maximum number of shares of Stock with respect to which Incentive Stock Options may be granted to an Employee during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Nonqualified Stock Options may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Stock Appreciation Rights may be granted to an Employee or Director during a Fiscal Year is 300,000. The maximum number of shares of Stock with respect to which Restricted Stock Awards may be granted to an Employee or Director during a Fiscal Year is 225,000. The maximum amount with respect to which Deferred Stock Unit Awards may be granted to an Employee or Director during a Fiscal Year may not exceed in value the Fair Market Value of 225,000 shares of Stock determined as of the date of grant. The maximum number of shares of Stock with respect to which Performance Stock Awards may be granted to an Employee or Director during a Fiscal Year is 225,000. The maximum number of shares of Stock with respect to which Performance Unit Awards may be granted to an Employee or Director during a Fiscal Year is 225,000. The maximum number of shares of Stock with respect to which Other Stock-Based Awards may be granted to an Employee during a Fiscal Year is 225,000. The maximum aggregate amount with respect to which Cash-Based Awards may be awarded or credited to an Employee or Director during a Fiscal Year may not exceed in value $3,000,000 determined as of the date of grant. The maximum aggregate amount with respect to which Performance Unit Awards may be awarded or credited to an Employee or Director during a Fiscal Year may not exceed in value $3,000,000 determined as of the date of grant. Each of the foregoing numerical limits stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.6. The number of shares of Stock stated in this Section 4.2 shall also be increased by such number of shares of Stock as become subject to substitute Awards granted pursuant to Article XI; provided, however, that such increase shall be conditioned upon the approval of the stockholders of the Company to the extent stockholder approval is required by law or applicable stock exchange rules.

4.3 Shares That Count Against Limit.

(a) If any outstanding Award expires or terminates for any reason, is settled in cash in lieu of shares of Stock or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award granted under the Plan.

(b) For Awards granted under the Plan before April 1, 2008, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will not count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan. For Awards granted under the Plan on or after April 1, 2008, if shares of Stock are withheld from payment of the Award to satisfy tax obligations with respect to such Award, such shares of Stock will count against the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan.

(c) If a Stock Appreciation Right is exercised, only the number of shares of Stock actually issued shall be charged against the maximum number of shares of Stock that may be delivered pursuant to Awards under the Plan.

4.4 Non-Transferability.  Except as specified in the applicable Award Agreement or in a domestic relations court order, an Award shall not be transferable by the Holder (whether for consideration or otherwise) other than by will or under the laws of descent and distribution, and shall be exercisable, during the Holder’s lifetime, only by him or her. Any attempted assignment of an Award in violation of this Section 4.4 shall be null and void. In the discretion of the Committee, any attempt to transfer an Award other than under the terms of the Plan and the applicable Award Agreement may terminate the Award. No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Employee under the Plan shall be exercisable during his or her lifetime only by the Employee, and after that time, by the Employee’s heirs or estate.

4.5 Requirements of Law.  The Company shall not be required to sell or issue any shares of Stock under any Award if issuing those shares of Stock would constitute or result in a violation by the Holder or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any other Award, the Company shall not be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Holder will not transfer the shares of Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any shares of Stock covered by the Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the shares of Stock issuable on exercise of an Option or pursuant to any other Award are not registered, the Company may imprint on the certificate evidencing the shares of Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law, or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause or enable the exercise of an Option or any other Award, or the issuance of shares of Stock pursuant thereto, to comply with any law or regulation of any governmental authority.

4.6 Changes in the Company’s Capital Structure.

(a) The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference shares ahead of or affecting the Stock or Stock rights, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

(b) If the Company shall effect a subdivision or consolidation of Stock or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services or property, then (1) the number, class or series and per share price of Stock subject to outstanding Options or other Awards under the Plan shall be appropriately adjusted (subject to the restriction in Section 4.11 prohibiting repricing) in such a manner as to entitle a Holder to receive upon exercise of an Option or other Award, for the same aggregate cash consideration, the equivalent total number and class or series of Stock the Holder would have received had the Holder exercised his or her Option or other Award in full immediately prior to the event requiring the adjustment, and (2) the number and class or series of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class or series of Stock then reserved that number and class or series of Stock that would have been received by the owner of an equal number of outstanding shares of Stock of each class or series of Stock as the result of the event requiring the adjustment.

(c) If while unexercised Options or other Awards remain outstanding under the Plan (1) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (2) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (3) the Company is to be dissolved or (4) the Company is a party to any other corporate transaction (as defined under section 424(a) of the Code and applicable Department of Treasury regulations) that is not described in clauses (1), (2) or (3) of this sentence (each such event is referred to herein as a “Corporate Change”), then, except as otherwise provided in an Award Agreement or another agreement between the Holder and the Company (provided that such exceptions shall not apply in the case of a reincorporation merger), or as a result of the Committee’s effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Award then outstanding may be exercised, and no later than ten days after the approval by the stockholders of the Company of such Corporate Change, the Committee, acting in its sole and absolute discretion without the consent or approval of any Holder, shall act to effect one or more of the following alternatives, which may vary among individual Holders and which may vary among Awards held by any individual Holder (provided that, with respect to a reincorporation merger in which Holders of the Company’s ordinary shares will receive one ordinary share of the successor corporation for each ordinary share of the Company, none of such alternatives shall apply and, without Committee action, each Award shall automatically convert into a similar award of the successor corporation exercisable for the same number of ordinary shares of the successor as the Award was exercisable for ordinary shares of Stock of the Company):

(1) accelerate the time at which some or all of the Awards then outstanding may be exercised so that such Awards may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all such Awards that remain unexercised and all rights of Holders thereunder shall terminate;

(2) require the mandatory surrender to the Company by all or selected Holders of some or all of the then outstanding Awards held by such Holders (irrespective of whether such Awards are then exercisable under the provisions of the Plan or the applicable Award Agreement evidencing such Award) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Award and the Company shall pay to each such Holder an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise prices under such Award for such shares;

(3) with respect to all or selected Holders, have some or all of their then outstanding Awards (whether vested or unvested) assumed or have a new award of a similar nature substituted for some or all of their then outstanding Awards under the Plan (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing such Holder or which is affiliated or associated with such Holder in the same or a substantially similar manner as the Company prior to the Corporate Change, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the Stock subject to the Award immediately after the assumption or substitution over the aggregate exercise price of such Stock is equal to the excess of the aggregate fair market value of all Stock subject to the Award immediately before such assumption or substitution over the aggregate exercise price of such Stock, and (B) the assumed rights under such existing Award or the substituted rights under such new Award, as the case may be, will have the same terms and conditions as the rights under the existing Award assumed or substituted for, as the case may be;

(4) provide that the number and class or series of Stock covered by an Award (whether vested or unvested) theretofore granted shall be adjusted so that such Award when exercised shall thereafter cover the number and class or series of Stock or other securities or property (including, without limitation, cash) to which the Holder would have been entitled pursuant to the terms of the agreement or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Holder had been the holder of record of the number of shares of Stock then covered by such Award; or

(5) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole and absolute discretion that no such adjustment is necessary).

In effecting one or more of the alternatives set out in paragraphs (3), (4) or (5) immediately above, and except as otherwise may be provided in an Award Agreement, the Committee, in its sole and absolute discretion and without the consent or approval of any Holder, may accelerate the time at which some or all Awards then outstanding may be exercised.

(d) In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 4.6, any outstanding Award and any Award Agreement evidencing such Award shall be subject to adjustment by the Committee in its sole and absolute discretion as to the number and price of Stock or other consideration subject to such Award. In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Holder shall be entitled to have his Restricted Stock appropriately adjusted based on the manner in which the shares of Stock were adjusted under the terms of the agreement of merger or consolidation.

(f) The issuance by the Company of stock of any class or series, or securities convertible into, or exchangeable for, stock of any class or series, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion or exchange of stock or obligations of the Company convertible into, or exchangeable for, stock or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class or series, or price of shares of Stock then subject to outstanding Options or other Awards.

4.7 Election Under Section 83(b) of the Code.  No Holder shall exercise the election permitted under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company. Any Holder who makes an election under section 83(b) of the Code with respect to any Award without the prior written approval of the Chief Financial Officer of the Company may, in the discretion of the Committee, forfeit any or all Awards granted to him or her under the Plan.

4.8 Forfeiture for Cause.  Notwithstanding any other provision of the Plan or an Award Agreement, if the Committee finds by a majority vote that a Holder, before or after his Termination of Employment or severance of affiliation relationship with the Company and all Affiliates, (a) committed fraud, embezzlement, theft, felony or an act of dishonesty in the course of his employment by or affiliation with the Company or an Affiliate which conduct damaged the Company or an Affiliate, (b) disclosed trade secrets of the Company or an Affiliate or (c) violated the terms of any non-competition, non-disclosure or similar agreement with respect to the Company or any Affiliate to which the Holder is a party, then as of the date the Committee makes its finding some or all Awards awarded to the Holder (including vested Awards that have been exercised, vested Awards that have not been exercised and Awards that have not yet vested), as determined by the Committee in its sole discretion, and all net proceeds realized with respect to any such Awards, will be forfeited to the Company on such terms as determined by the Committee. The findings and decision of the Committee with respect to such matter, including those regarding the acts of the Holder and the damage done to the Company, will be final for all purposes. No decision of the Committee, however, will affect the finality of the discharge of the individual by the Company or an Affiliate or severance of the individual’s affiliation with the Company and all Affiliates.

4.9 Forfeiture Events.  The Committee may specify in an Award Agreement that the Holder’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, Termination of Employment for cause, termination of the Holder’s provision of services to the Company or its Affiliates, violation of material policies of the TMW Group, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Holder, or other conduct by the Holder that is detrimental to the business or reputation of the TMW Group.

4.10 Award Agreements.  Each Award shall be embodied in a written Award Agreement that shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may specify the effect of a change in control of the Company on the Award. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

4.11 Amendments of Award Agreements.  The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate and that is consistent with the terms of the Plan. However, no such amendment shall adversely affect in a material manner any right of a Holder without his or her written consent. Except as specified in Section 4.6(c), the Committee may not directly or indirectly lower the exercise price of a previously granted Option or the grant price of a previously granted SAR.

4.12 Rights as Stockholder.  A Holder shall not have any rights as a stockholder with respect to Stock covered by an Option, a SAR, a DSU or a Performance Unit Award payable in Stock until the date, if any, such Stock is issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such Stock.

4.13 Issuance of Shares of Stock.  Shares of Stock, when issued, may be represented by a certificate or by book or electronic entry.

4.14 Restrictions on Stock Received.  The Committee may impose such conditions and/or restrictions on any shares of Stock issued pursuant to an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock for a specified period of time.

4.15 Compliance With Section 409A.  Awards shall be designed, granted and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction, or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Holder to become subject to additional taxes under Section 409A, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Holder. The exercisability of an Option or a SAR shall not be extended to the extent that such extension would subject the Holder to additional taxes under Section 409A. This Section 4.15 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

4.16 Source of Shares Deliverable Under Awards.  Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares of Stock or of treasury shares of Stock.

ARTICLE V

OPTIONS

5.1 Authority to Grant Options.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Options under the Plan to eligible persons in such number and upon such terms as the Committee shall determine.

5.2 Type of Options Available.  Options granted under the Plan may be Incentive Stock Options intended to satisfy the requirements of section 422 of the Code or Nonqualified Stock Options that are not intended to satisfy the requirements of section 422 of the Code.

5.3 Option Agreement.  Each Option grant under the Plan shall be evidenced by an Option Agreement that shall specify (a) whether the Option is intended to be an ISO or a NQSO, (b) the Option Price, (c) the duration of the Option, (d) the number of shares of Stock to which the Option pertains, (e) the exercise restrictions applicable to the Option, and (f) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. Notwithstanding the designation of an Option as an ISO in the applicable Option Agreement, to the extent the limitations of section 422 of the Code are exceeded with respect to the Option, the portion of the Option in excess of the limitation shall be treated as a NQSO. Effective for Options granted under the Plan on or after January 1, 2005, an Option granted under the Plan may not be granted with any Dividend Equivalents rights.

5.4 Option Price.  The price at which shares of Stock may be purchased under an Option (the “Option Price”) shall not be less than 100 percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted. However, in the case of a Ten Percent Stockholder, the Option Price for an Incentive Stock Option shall not be less than 110 percent (110%) of the Fair Market Value of the shares of Stock on the date the Incentive Stock Option is granted. Subject to the limitations set forth in the preceding sentences of this Section 5.4, the Committee shall determine the Option Price for each grant of an Option under the Plan.

5.5 Duration of Options.  An Option shall not be exercisable after the earlier of (i) the general term of the Option specified in Section 5.5(a), or (ii) the period of time specified herein that follows the Optionee’s death, Disability, Retirement or other Termination of Employment or Termination of Service. Unless the Optionee’s applicable Option Agreement specifies otherwise, an Option shall not continue to vest after the Optionee’s Termination of Employment or Termination of Service for any reason other than the death or Disability of the Optionee.

(a) General Term of Option.  Unless the Option Agreement specifies a shorter general term, an Option shall expire on the tenth anniversary of the date the Option is granted. Notwithstanding the foregoing, unless the Option Agreement specifies a shorter term, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the Option shall expire on the fifth anniversary of the date the Option is granted.

(b) Early Termination of Option Due to Termination of Employment or Termination of Service Other Than for Death, Disability or Retirement.  Except as may be otherwise expressly provided by the Committee in an Option Agreement, an Option shall terminate on the earlier of (1) the date of the expiration of the general term of the Option or (2) the date that is one day less than one month after the date of the Optionee’s Termination of Employment or Termination of Service, whether with or without cause, for any reason other than the death, Disability or Retirement of the Optionee, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service. The Committee shall determine whether an authorized leave of absence, absence on military or government service, or any other absence from service shall constitute a termination of the employment relationship between the Optionee and the Company and all Affiliates. Notwithstanding the foregoing, in the case of an Incentive Stock Option, if an Optionee has an authorized leave of absence from employment with the Company, a Parent Corporation or a Subsidiary Corporation that exceeds 90 days and the Optionee’s right to reemployment is not guaranteed by either statute or contract, the Optionee will be deemed to incur a Termination of Employment on the 91st day of such leave.

(c) Early Termination of Option Due to Death.  Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee’s Termination of Employment or Termination of Service due to death before the date of expiration of the general term of the Option, the Optionee’s Option shall terminate on the earlier of the date of expiration of the general term of the Option or the first anniversary of the date of the Optionee’s death, during which period the Optionee’s executors or administrators or such persons to whom such Options were transferred by will or by the laws of descent and distribution, shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of his death.

(d) Early Termination of Option Due to Disability.  Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Termination of Employment or Termination of Service due to Disability before the date of the expiration of the general term of the Option, the Optionee’s Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment or Termination of Service due to Disability, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service.

(e) Early Termination of Option Due to Retirement.  Unless the Committee specifies otherwise in the applicable Option Agreement, in the event of the Optionee’s Termination of Employment or Termination of Service due to Retirement before the date of the expiration of the general term of the Option, the Optionee’s Option shall terminate on the earlier of the expiration of the general term of the Option or the first anniversary of the date of the Termination of Employment or Termination of Service due to Retirement, during which period the Optionee shall be entitled to exercise the Option in respect of the number of shares of Stock that the Optionee would have been entitled to purchase had the Optionee exercised the Option on the date of such Termination of Employment or Termination of Service.

After the death of the Optionee, the Optionee’s executors, administrators or any person or persons to whom the Optionee’s Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to the termination of the Option to exercise the Option, in respect to the number of all of the remaining unexercised and unexpired shares of Stock subject to the Option.

5.6 Amount Exercisable.  Each Option may be exercised at the time, in the manner and subject to the conditions the Committee specifies in the Option Agreement in its sole discretion. Unless the Committee specifies otherwise in an applicable Option Agreement, an Option Agreement shall set forth the following terms regarding the exercise of the Option covered by the Option Agreement:

(a) No Option granted under the Plan may be exercised until an Optionee has completed one year of continuous employment with the Company or any subsidiary of the Company or one year of service on the Board following the date of grant;

(b) Beginning on the day after the first anniversary of the date of grant, an Option may be exercised up to 1/3 of the shares subject to the Option;

(c) After the expiration of each succeeding anniversary date of the date of grant, the Option may be exercised up to an additional 1/3 of the shares initially subject to the Option, so that after the expiration of the third anniversary of the date of grant, the Option shall be exercisable in full;

(d) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part until the Option expires on the tenth anniversary of the date of grant.

However, the Committee, in its discretion, may change the terms of exercise so that any Option may be exercised so long as it is valid and outstanding from time to time in part or as a whole in such manner and subject to such conditions as the Committee may set. In addition, the Committee, in its discretion, may accelerate the time in which any outstanding Option may be exercised. However, in no event shall any Option be exercisable on or after the tenth anniversary of the date of the grant of the Option.

5.7 Exercise of Options.

(a) General Method of Exercise.  Subject to the terms and provisions of the Plan and an Optionee’s Option Agreement, Options may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (1) that the Optionee wishes to exercise such option on the date such notice is so delivered, (2) the number of shares of Stock with respect to which the Option is to be exercised and (3) the address to which the certificate representing such shares of Stock should be mailed. Except in the case of exercise by a third party broker as provided below, in order for the notice to be effective the notice must be accompanied by payment of the Option Price and any applicable tax withholding amounts which must be made at the time of exercise by any combination of the following: (a) cash, certified check, bank draft or postal or express money order for an amount equal to the Option Price under the Option, (b) Mature Shares with a Fair Market Value on the date of exercise equal to the Option Price under the Option (if approved in advance by the Committee or an executive officer of the Company), (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee or an executive officer of the Company) or (d) except as specified below, any other form of payment which is acceptable to the Committee. If Mature Shares are used for payment by the Optionee, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate Option Price of the shares of Stock being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft or postal or express money order payable to the order of the Company.

If, at the time of receipt by the Company or its delegate of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price of such shares of Stock, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of Stock for the purpose of enabling such Optionee to exercise such Option is otherwise permitted by applicable law, does not require any vote or consent of any stockholder of the Company and does not violate the terms of any agreement to which the Company is a party or by which it is bound, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board authorizing the acquisition by the Company of its own shares of stock for such purpose, then such Optionee may deliver to the Company, in payment of the Option Price of the shares of Stock with respect to which such Option is exercised, (x) certificates registered in the name of such Optionee that represent a number of shares of stock legally and beneficially owned by such Optionee (free of all liens, claims and encumbrances of every kind) and having a Fair Market Value on the date of receipt by the Company or its delegate of such written notice that is not greater than the Option Price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association, and (y) if the Option Price of the shares of Stock with respect to which such Option is to be exercised exceeds such Fair Market Value, a cashier’s check drawn on a national banking association and payable to the order of the Company, in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of Stock in payment of the Option Price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock that were received by the Company or its delegate with such written notice shall be returned to such Optionee, together with notice by the Company or its delegate to such Optionee of the refusal of the Committee to accept such shares of Stock. If, at the expiration of seven business days after the delivery to such Optionee of such written notice from the Company or its delegate, such Optionee shall not have delivered to the Company or its delegate a cashier’s check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price of the shares of Stock with respect to which such Option is to be exercised, such written notice from the Optionee to the Company or its delegate shall be ineffective to exercise such Option.

Whenever an Option is exercised by exchanging shares of Stock owned by the Optionee, the Optionee shall deliver to the Company or its delegate certificates registered in the name of the Optionee representing a number of shares of Stock legally and beneficially owned by the Optionee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates, (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Option is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition of an Option.

(b) Issuance of Shares.  Subject to Section 4.4 and Section 5.7(c), as promptly as practicable after receipt of written notification and payment, in the form required by Section 5.7(a), of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, the Company shall deliver to the Optionee certificates for the number of shares with respect to which the Option has been exercised, issued in the Optionee’s name. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Optionee, at the address specified by the Optionee.

(c) Exercise Through Third-Party Broker.  The Committee may permit an Optionee to elect to pay the Option Price and any applicable tax withholding resulting from such exercise by authorizing a third-party broker to sell all or a portion of the shares of Stock acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the Option Price and any applicable tax withholding resulting from such exercise.

(d) Limitations on Exercise Alternatives.  The Committee shall not permit an Optionee to pay such Optionee’s Option Price upon the exercise of an Option by having the Company reduce the number of shares of Stock that will be delivered pursuant to the exercise of the Option. In addition, the Committee shall not permit an Optionee to pay such Optionee’s Option Price upon the exercise of an Option by using shares of Stock other than Mature Shares. An Option may not be exercised for a fraction of a share of Stock.

5.8 Transferability of Options.

(a) Incentive Stock Options.  No ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by the Optionee, and after that time, by the Optionee’s heirs or estate.

(b) Nonqualified Stock Options.    Except as otherwise provided in an Optionee’s Option Agreement, no NQSO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Optionee’s Option Agreement, all NQSOs granted to an Optionee under the Plan shall be exercisable during his or her lifetime only by such Optionee.

Any attempted assignment of an Option in violation of this Section 5.8 shall be null and void.

5.9 Notification of Disqualifying Disposition.  If any Optionee shall make any disposition of shares of Stock issued pursuant to the exercise of an ISO under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), such Optionee shall notify the Company of such disposition within ten (10) days thereof.

5.10 No Rights as Stockholder.  An Optionee shall not have any rights as a stockholder with respect to Stock covered by an Option until the date a stock certificate for such Stock is issued by the Company; and, except as otherwise provided in Section 4.6, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

5.11 $100,000 Limitation on Incentive Stock Options.  To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options first become exercisable by a Holder in any calendar year exceeds $100,000, taking into account both shares of Stock subject to Incentive Stock Options under the Plan and Stock subject to incentive stock options under all other plans of the Company, such Options shall be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1 Authority to Grant Stock Appreciation Rights Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Stock Appreciation Rights under the Plan to eligible persons in such number and upon such terms as the Committee shall determine. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Holder and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

6.2 Type of Stock Appreciation Rights Available.  SARs granted under the Plan may be Freestanding SARs, Tandem SARs or any combination of these forms of SARs.

6.3 General Terms.  Subject to the terms and conditions of the Plan, a SAR granted under the Plan shall confer on the recipient a right to receive, upon exercise thereof, a cash amount equal to the excess of (a) the Fair Market Value of one share of the Stock on the date of exercise over (b) the grant price of the SAR, which shall not be less than 100 percent of the Fair Market Value of one share of the Stock on the date of grant of the SAR and in no event less than par value of one share of the Stock. The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a share of the Stock on the date of grant of the SAR. The grant price of a Tandem SAR shall equal the Option Price of the Option which is related to the Tandem SAR. Effective for SARs granted under the Plan on or after January 1, 2005, a SAR granted under the Plan may not be granted with any Dividend Equivalents rights.

6.4 Stock Appreciation Right Agreement.  Each Award of SARs granted under the Plan shall be evidenced by an Award Agreement that shall specify (a) whether the SAR is intended to be a Freestanding SAR or a Tandem SAR, (b) the grant price of the SAR, (c) the term of the SAR, (d) the vesting and termination provisions and (e) such other provisions as the Committee shall determine that are not inconsistent with the terms and provisions of the Plan. The Committee may impose such additional conditions or restrictions on the exercise of any SAR as it may deem appropriate.

6.5 Term of Stock Appreciation Rights.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant.

6.6 Exercise of Freestanding SARs.  Subject to the terms and provisions of the Plan and the applicable Award Agreement, Freestanding SARs may be exercised in whole or in part from time to time by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be mailed. In accordance with applicable law, a Freestanding SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

6.7 Exercise of Tandem SARs.

(a) Subject to the terms and provisions of the Plan and the applicable Award Agreement, Tandem SARs may be exercised for all or part of the shares of Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option and by the delivery of written notice in the manner designated by the Committee stating (a) that the Holder wishes to exercise such SAR on the date such notice is so delivered, (b) the number of shares of Stock with respect to which the SAR is to be exercised and (c) the address to which the payment due under such SAR should be mailed. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. In accordance with applicable law, a Tandem SAR may be exercised upon whatever additional terms and conditions the Committee, in its sole discretion, imposes.

(b) Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (1) the Tandem SAR will expire no later than the expiration of the underlying ISO; (2) the value of the payout with respect to the Tandem SAR may be for no more than 100 percent (100%) of the excess of the Fair Market Value of the shares of Stock subject to the underlying ISO at the time the Tandem SAR is exercised

VI-1

over the Option Price of the underlying ISO; and (3) the Tandem SAR may be exercised only when the Fair Market Value of the shares of Stock subject to the ISO exceeds the Option Price of the ISO.

6.8 Payment of SAR Amount.  Upon the exercise of a SAR, an Employee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a share of the Stock on the date of exercise over the grant price of the SAR by

(b) The number of shares of Stock with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

6.9 Termination of Employment or Termination of Service.  Each Award Agreement shall set forth the extent to which the grantee of a SAR shall have the right to exercise the SAR following the grantee’s Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee, may be included in the Award Agreement entered into with the grantee, and need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

6.10 Nontransferability of SARs.  Except as otherwise provided in a Holder’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Holder’s Award Agreement, all SARs granted to a Holder under the Plan shall be exercisable during his or her lifetime only by the Holder, and after that time, by the Holder’s heirs or estate. Any attempted assignment of a SAR in violation of this Section 6.10 shall be null and void.

6.11 No Rights as Stockholder.  A grantee of a SAR award, as such, shall have no rights as a stockholder.

6.12 Restrictions on Stock Received.  The Committee may impose such conditions and/or restrictions on any shares of Stock received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Holder hold the shares of Stock received upon exercise of a SAR for a specified period of time.

VI-2

ARTICLE VII

RESTRICTED STOCK AWARDS

7.1 Restricted Stock Awards.  Subject to the terms and conditions of the Plan, the Committee, at any time, and from time to time, may make Awards of Restricted Stock to eligible persons in such numbers and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Restricted Stock Award shall be determined by the Committee in its sole discretion. If the Committee imposes vesting or transferability restrictions on a Holder’s rights with respect to Restricted Stock, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Restricted Stock Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

7.2 Restricted Stock Award Agreement.  Each Restricted Stock Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

7.3 Holder’s Rights as Stockholder.  Subject to the terms and conditions of the Plan, each recipient of a Restricted Stock Award shall have all the rights of a stockholder with respect to the shares of Restricted Stock included in the Restricted Stock Award during the Period of Restriction established for the Restricted Stock Award. Dividends paid with respect to Restricted Stock in cash or property other than shares of Stock or rights to acquire shares of Stock shall be paid to the recipient of the Restricted Stock Award currently. Dividends paid in shares of Stock or rights to acquire shares of Stock shall be added to and become a part of the Restricted Stock. During the Period of Restriction, certificates representing the Restricted Stock shall be registered in the recipient’s name and bear a restrictive legend to the effect that ownership of such Restricted Stock, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Restricted Stock Award Agreement. Such certificates shall be deposited by the recipient with the Secretary of the Company or such other officer of the Company as may be designated by the Committee, together with all stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock which shall be forfeited in accordance with the Plan and the applicable Restricted Stock Award Agreement.

VII-1

ARTICLE VIII

DEFERRED STOCK UNIT AWARDS

8.1 Authority to Grant Deferred Stock Unit Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Deferred Stock Units under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Deferred Stock Unit Award shall be determined by the Committee in its sole discretion. The Committee shall maintain a bookkeeping ledger account which reflects the number of Deferred Stock Units credited under the Plan for the benefit of a Holder.

8.2 Deferred Stock Unit Awards.  A Deferred Stock Unit shall be similar in nature to Restricted Stock except that no shares of Stock are actually transferred to the Holder until a later date specified in the applicable Award Agreement. Each Deferred Stock Unit shall have a value equal to the Fair Market Value of a share of Stock.

8.3 Deferred Stock Unit Award Agreement.  Each Deferred Stock Unit Award shall be evidenced by an Award Agreement that contains any Substantial Risk of Forfeiture, vesting, transferability restrictions, form and time of payment provisions and other provisions not inconsistent with the Plan as the Committee may specify.

8.4 Dividend Equivalents.  Effective for Deferred Stock Awards granted under the Plan on or after January 1, 2005, an Award Agreement for a Deferred Stock Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

8.5 Form of Payment Under Deferred Stock Unit Award.  Payment under a Deferred Stock Unit Award shall be made in either cash or shares of Stock as specified in the applicable Award Agreement.

8.6 Time of Payment Under Deferred Stock Unit Award.  A Holder’s payment under a Deferred Stock Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the Fiscal Year in which the Deferred Stock Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A. This Section 8.6 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

8.7 Holder’s Rights as Stockholder.  Each recipient of Deferred Stock Units shall have no rights of a stockholder with respect to the Holder’s Deferred Stock Units. A Holder shall have no voting rights with respect to any Deferred Stock Unit Awards.

VIII-1

ARTICLE IX

PERFORMANCE STOCK AND PERFORMANCE UNIT AWARDS

9.1 Authority to Grant Performance Stock and Performance Unit Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Performance Stock and Performance Unit Awards under the Plan to eligible persons in such amounts and upon such terms as the Committee shall determine. The amount of, the vesting and the transferability restrictions applicable to any Performance Stock or Performance Unit Award shall be based upon the attainment of such Performance Goals as the Committee may determine. A Performance Goal for a particular Performance Stock or Performance Unit Award must be established by the Committee prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the Performance Goal relates or (b) the lapse of 25 percent of the period of service, and in any event while the outcome is substantially uncertain. A Performance Goal must be objective such that a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units of the Company, or the Company as a whole, with reference to one or more of the following: earnings per share, earnings per share growth, total shareholder return, economic value added, cash return on capitalization, increased revenue, revenue ratios (per employee or per customer), net income, stock price, market share, return on equity, return on assets, return on capital, return on capital compared to cost of capital, return on capital employed, return on invested capital, shareholder value, net cash flow, operating income, earnings before interest and taxes, cash flow, cash flow from operations, cost reductions, cost ratios (per employee or per customer), proceeds from dispositions, project completion time and budget goals, net cash flow before financing activities, customer growth and total market value. Goals may also be based on performance relative to a peer group of companies. Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Goals and Performance Stock or Performance Unit Awards, it is intended that the Plan will conform with the standards of section 162(m) of the Code and Treasury Regulations § 1.162-27(e)(2)(i), and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Stock or Performance Unit Awards made pursuant to the Plan shall be determined by the Committee. If the Committee imposes vesting or transferability restrictions on a recipient’s rights with respect to Performance Stock or Performance Unit Awards, the Committee may issue such instructions to the Company’s share transfer agent in connection therewith as it deems appropriate. The Committee may also cause the certificate for shares of Stock issued pursuant to a Performance Stock or Performance Unit Award to be imprinted with any legend which counsel for the Company considers advisable with respect to the restrictions or, should the shares of Stock be represented by book or electronic entry rather than a certificate, the Company may take such steps to restrict transfer of the shares of Stock as counsel for the Company considers necessary or advisable to comply with applicable law.

Each Performance Stock or Performance Unit Award shall be evidenced by an Award Agreement that contains any vesting, transferability restrictions and other provisions not inconsistent with the Plan as the Committee may specify.

9.2 Time of Payment Under Performance Unit Award.  A Holder’s payment under a Performance Unit Award shall be made at such time as is specified in the applicable Award Agreement. The Award Agreement shall specify that the payment will be made (a) by a date that is no later than the date that is two and one-half (2 1/2) months after the end of the calendar year in which the Performance Unit Award payment is no longer subject to a Substantial Risk of Forfeiture or (b) at a time that is permissible under Section 409A. This Section 9.2 is effective for awards issued under the Plan that are earned and vested on or after January 1, 2005.

9.3 Holder’s Rights as Stockholder With Respect to a Performance Stock Award.  Subject to the terms and conditions of the Plan, each Holder of a Performance Stock Award shall have all the rights of a stockholder with respect to the shares of Stock issued to the Holder pursuant to the Award during any period in which such issued

IX-1

shares of Stock are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares of Stock.

9.4 Increases Prohibited.  Neither the Committee nor the Board may increase the amount of compensation payable under a Performance Stock Award or Performance Unit Award. If the time at which a Performance Stock Award or Performance Unit Award will vest or be paid is accelerated for any reason, the number of shares of Stock subject to, or the amount payable under, the Performance Stock Award or Performance Unit Award shall be reduced pursuant to Department of Treasury Regulation § 1.162-27(e)(2)(iii) to reasonably reflect the time value of money.

9.5 Stockholder Approval.  No payments of Stock or cash will be made pursuant to this Article IX unless the stockholder approval requirements of Department of Treasury Regulation § 1.162-27(e)(4) are satisfied.

9.6 Dividend Equivalents.  Effective for Performance Unit Awards granted under the Plan on or after January 1, 2005, an Award Agreement for a Performance Unit Award may specify that the Holder shall be entitled to the payment of Dividend Equivalents under the Award.

IX-2

ARTICLE X

CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

10.1 Authority to Grant Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant Cash-Based Awards under the Plan to Employees in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee shall determine.

10.2 Authority to Grant Other Stock-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time, and from time to time, may grant other types of equity-based or equity-related Awards not otherwise described by the terms and provisions of the Plan (including the grant or offer for sale of unrestricted shares of Stock) under the Plan to eligible persons in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Holders, or payment in cash or otherwise of amounts based on the value of shares of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on shares of Stock, as determined by the Committee. The Committee may establish performance goals in its discretion for Cash-Based Awards and Other Stock-Based Awards. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Holder will depend on the extent to which the performance goals are met.

10.4 Payment of Cash-Based Awards and Other Stock-Based Awards.  Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or shares of Stock as the Committee determines.

10.5 Termination of Employment or Service .  The Committee shall determine the extent to which a grantee’s rights with respect to Cash-Based Awards and Other Stock-Based Awards shall be affected by the grantee’s Termination of Employment or Termination of Service. Such provisions shall be determined in the sole discretion of the Committee and need not be uniform among all Awards of Cash-Based Awards and Other Stock-Based Awards issued pursuant to the Plan.

10.6 Nontransferability.  Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Holder’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Holder.

X-1

ARTICLE XI

SUBSTITUTION AWARDS

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees and directors of other corporations who are about to become Employees, or whose employer is about to become a parent or subsidiary corporation as contemplated in Section 3.1, conditioned in the case of an Incentive Stock Option upon the employee becoming an employee of the Company or a parent or subsidiary corporation of the Company, as the result of a merger of consolidation of the Company with another corporation, or the acquisition by the Company of substantially all the assets of another corporation, or the acquisition by the Company of at least 50 percent (50%) of the issued and outstanding stock of another corporation as the result of which it becomes a subsidiary of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted, but with respect to Options that are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute Option as an incentive stock option under section 422 of the Code.

XI-1

ARTICLE XII

ADMINISTRATION

12.1 Awards.  The Plan shall be administered by the Committee or, in the absence of the Committee or in the case of awards issued to Directors, the Plan shall be administered by the Board. The members of the Committee (that is not itself the Board) shall serve at the discretion of the Board. The Committee shall have full and exclusive power and authority to administer the Plan and to take all actions that the Plan expressly contemplates or are necessary or appropriate in connection with the administration of the Plan with respect to Awards granted under the Plan.

12.2 Authority of the Committee.  The Committee shall have full and exclusive power to interpret and apply the terms and provisions of the Plan and Awards made under the Plan, and to adopt such rules, regulations and guidelines for implementing the Plan as the Committee may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of the Plan. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. All questions of interpretation and application of the Plan, or as to Awards granted under the Plan, shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee. When appropriate, the Plan shall be administered in order to qualify certain of the Options granted hereunder as Incentive Stock Options. No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a) determine the persons to whom and the time or times at which Awards will be made;

(b) determine the number and exercise price of shares of Stock covered in each Award, subject to the terms and provisions of the Plan;

(c) determine the terms, provisions and conditions of each Award, which need not be identical and need not match the default terms set forth in the Plan;

(d) accelerate the time at which any outstanding Award will vest;

(e) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(f) make all other determinations and take all other actions deemed necessary, appropriate or advisable for the proper administration of the Plan.

The Committee may make an Award to an individual who the Company expects to become an Employee of the Company or any of its Affiliates within six (6) months after the date of grant of the Award, with the Award being subject to and conditioned on the individual actually becoming an Employee within that time period and subject to other terms and conditions as the Committee may establish. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award to a Holder in the manner and to the extent the Committee deems necessary or desirable to further the Plan’s objectives. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law and the terms and provisions of the Plan, the Committee may delegate its authority as identified in this Section 12.2.

XII-1

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article XII and all other Articles of the Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all persons. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Board shall be entitled to rely upon the advice, opinions, or valuations of any such persons.

12.3 Decisions Binding.  All determinations and decisions made by the Committee and the Board pursuant to the provisions of the Plan and all related orders and resolutions of the Committee and the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Holders and the estates and beneficiaries of Employees and Holders.

12.4 No Liability.  Under no circumstances shall the Company, the Board or the Committee incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s or the Committee’s or the Board’s roles in connection with the Plan.

XII-2

ARTICLE XIII

AMENDMENT OR TERMINATION OF PLAN

13.1 Amendment, Modification, Suspension, and Termination.  Subject to Section 13.2 the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.6, the Committee shall not directly or indirectly lower the Option Price of a previously granted Option or the grant price of a previously granted SAR issued under the Plan, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by applicable law or stock exchange rules.

13.2 Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Holder holding such Award.

XIII-1

ARTICLE XIV

MISCELLANEOUS

14.1 Unfunded Plan/No Establishment of a Trust Fund.  Holders shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Affiliates may make to aid in meeting obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Holder, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as expressly set forth in the Plan. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Holder under the Plan. All Holders shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

14.2 No Employment Obligation.  The granting of any Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ, or utilize the services of, any Holder. The right of the Company or any Affiliate to terminate the employment of, or provision of services by, any person shall not be diminished or affected by reason of the fact that an Award has been granted to him, and nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Affiliates to terminate any Holder’s employment or provision of service to the Company at any time or for any reason not prohibited by law.

14.3 Tax Withholding.  The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Holder any sums required by federal, state or local tax law to be withheld with respect to the vesting or exercise of an Award or lapse of restrictions on an Award. In the alternative, the Company may require the Holder (or other person validly exercising the Award) to pay such sums for taxes directly to the Company or any Affiliate in cash or by check within ten days after the date of vesting, exercise or lapse of restrictions. In the discretion of the Committee, and with the consent of the Holder, the Company may reduce the number of shares of Stock issued to the Holder upon such Holder’s exercise of an Option to satisfy the tax withholding obligations of the Company or an Affiliate; provided that the Fair Market Value of the shares of Stock held back shall not exceed the Company’s or the Affiliate’s Minimum Statutory Withholding Tax Obligations. The Committee may, in its discretion, permit a Holder to satisfy any Minimum Statutory Withholding Tax Obligations arising upon the vesting of Award by delivering to the Holder of the Award a reduced number of shares of Stock in the manner specified herein. If permitted by the Committee and acceptable to the Holder, at the time of vesting of shares of under the Award, the Company shall (a) calculate the amount of the Company’s or an Affiliate’s Minimum Statutory Withholding Tax Obligations on the assumption that all such shares of Stock vested under the Award are made available for delivery, (b) reduce the number of such shares of Stock made available for delivery so that the Fair Market Value of the shares of Stock withheld on the vesting date approximates the Company’s or an Affiliate Minimum Statutory Withholding Tax Obligation and (c) in lieu of the withheld shares of Stock, remit cash to the United States Treasury and/or other applicable governmental authorities, on behalf of the Holder, in the amount of the Minimum Statutory Withholding Tax Obligations due. The Company shall withhold only whole shares of Stock to satisfy its Minimum Statutory Withholding Tax Obligations. Where the Fair Market Value of the withheld shares of Stock does not equal the amount of the Minimum Statutory Withholding Tax Obligations, the Company shall withhold shares of Stock with a Fair Market Value slightly less than the amount of its Minimum Statutory Withholding Tax Obligation and the Holder must satisfy the remaining Minimum Statutory Withholding Tax Obligation in some other manner permitted under this Section 14.3. The withheld shares of Stock not made available for delivery by the Company shall be retained as treasury shares or will be cancelled and, in either case, the Holder’s right, title and interest in such shares of Stock shall terminate. The Company shall have no obligation upon vesting or exercise of any Award or lapse of restrictions on an Award until the Company or an Affiliate has received payment sufficient to cover the Minimum Statutory Withholding Tax Obligation with respect to that vesting, exercise or lapse of restrictions. Neither the Company nor any Affiliate shall be obligated to advise a Holder of the existence of the tax or the amount which it will be required to withhold.

XIV-1

14.4 Written Agreement.  Each Award shall be embodied in a written agreement or statement which shall be subject to the terms and conditions of the Plan. The Award Agreement shall be signed by a member of the Committee on behalf of the Committee and the Company or by an executive officer of the Company, other than the Holder, on behalf of the Company, and may be signed by the Holder to the extent required by the Committee. The Award Agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms and provisions of the Plan.

14.5 Indemnification of the Committee.  The Company shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further action on his or her part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit or proceeding in which such member may be involved by reason of such member being or having been a member of the Committee, whether or not he or she continues to be a member of the Committee at the time of incurring the expenses, including, without limitation, matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been negligent in the performance of such member’s duty as a member of the Committee. However, this indemnity shall not include any expenses incurred by any member of the Committee in respect of matters as to which such member shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee. In addition, no right of indemnification under the Plan shall be available to or enforceable by any member of the Committee unless, within 60 days after institution of any action, suit or proceeding, such member shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and shall be in addition to all other rights to which a member of the Committee may be entitled as a matter of law, contract or otherwise.

14.6 Gender and Number.  If the context requires, words of one gender when used in the Plan shall include the other and words used in the singular or plural shall include the other.

14.7 Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

14.8 Headings.  Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms and provisions of the Plan.

14.9 Other Compensation Plans.  The adoption of the Plan shall not affect any other option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive compensation arrangements for Employees.

14.10 Other Awards.  The grant of an Award shall not confer upon the Holder the right to receive any future or other Awards under the Plan, whether or not Awards may be granted to similarly situated Holders, or the right to receive future Awards upon the same terms or conditions as previously granted.

14.11 Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

14.12 Law Limitations/Governmental Approvals.  The granting of Awards and the issuance of shares of Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.13 Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for shares of Stock issued under the Plan prior to:

(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

XIV-2

(b) completion of any registration or other qualification of the Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

14.14 Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Stock as to which such requisite authority shall not have been obtained.

14.15 Investment Representations.  The Committee may require any person receiving Stock pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the shares of Stock for investment and without any present intention to sell or distribute such Stock.

14.16 Persons Residing Outside of the United States.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the TMW Group operates or has Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a) determine which Affiliates shall be covered by the Plan;

(b) determine which persons employed outside the United States are eligible to participate in the Plan;

(c) amend or vary the terms and provisions of the Plan and the terms and conditions of any Award granted to persons who reside outside the United States;

(d) establish subplans and modify exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable — any subplans and modifications to Plan terms and procedures established under this Section 14.16 by the Committee shall be attached to the Plan document as Appendices; and

(e) take any action, before or after an Award is made, that it deems advisable to obtain or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.

14.17 No Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, additional Awards, or other property shall be issued or paid in lieu of fractional shares of Stock or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

14.18 Arbitration of Disputes.  Any controversy arising out of or relating to the Plan or an Option Agreement shall be resolved by arbitration conducted pursuant to the arbitration rules of the American Arbitration Association. The arbitration shall be final and binding on the parties.

14.19 Governing Law.  The provisions of the Plan and the rights of all persons claiming thereunder shall be construed, administered and governed under the laws of the State of Texas.

XIV-3

PROXY	PROXY
THE MEN’S WEARHOUSE, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2008

The undersigned shareholder of The Men’s Wearhouse, Inc. (the “Company”) hereby appoints George Zimmer and David Edwab, or either of them, attorneys and proxies of the undersigned, with full power of substitution to vote, as designated below, the number of votes which the undersigned would be entitled to cast if personally present at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m., Pacific daylight time, on Wednesday, June 25, 2008, at the Company’s executive offices, 40650 Encyclopedia Circle, Fremont, California, and at any adjournment or adjournments thereof.

1.	Election of Directors:

☐	FOR all nominees listed, except as indicated to the contrary below	☐	WITHHOLD AUTHORITY to vote for election of all nominees

Nominees:  George Zimmer, David H. Edwab, Rinaldo S. Brutoco, Michael L. Ray, Ph.D., Sheldon I. Stein, Deepak Chopra, M.D., William B. Sechrest and Larry R. Katzen.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON’S NAME IN THE SPACE PROVIDED BELOW.)

2.
To consider and act upon a proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.
In their discretion, the above-named proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting.

(Continued, and to be signed on reverse side)

This Proxy will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN AND FOR PROPOSAL 2. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Committee.

Dated   , 2008

Signature of Shareholder

Your signature should correspond with your name as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as it appears hereon.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY

THE MEN’S WEARHOUSE, INC.

PROXY VOTING INSTRUCTIONS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2008

The Board of Directors of The Men’s Wearhouse, Inc. (the “Company”) recommends a vote “FOR” each of the nominees listed below. Please provide voting instructions by marking your choices below.

1.	Election of Directors:

☐	FOR all nominees listed, except as indicated to the contrary below	☐	WITHHOLD AUTHORITY to vote for election of all nominees

Nominees:  George Zimmer, David H. Edwab, Rinaldo S. Brutoco, Michael L. Ray, Ph.D., Sheldon I. Stein, Deepak Chopra, M.D., William B. Sechrest and Larry R. Katzen.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON’S NAME IN THE SPACE PROVIDED BELOW.)

2.	To consider and act upon a proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued, and to be signed on reverse side)

The shares allocated to your account in the Company’s 401(k) Savings Plan will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES AND PROPOSAL 2. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Committee.

Dated   , 2008

Signature of Shareholder

Your signature should correspond with your name as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as it appears hereon.

PLEASE MARK, SIGN, DATE AND
RETURN IMMEDIATELY

THE MEN’S WEARHOUSE, INC.

PROXY VOTING INSTRUCTIONS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2008

The Board of Directors of The Men’s Wearhouse, Inc. (the “Company”) recommends a vote “FOR” each of the nominees listed below. Please provide voting instructions by marking your choices below.

1.	Election of Directors:

☐	FOR all nominees listed, except as indicated to the contrary below	☐	WITHHOLD AUTHORITY to vote for election of all nominees

Nominees:  George Zimmer, David H. Edwab, Rinaldo S. Brutoco, Michael L. Ray, Ph.D., Sheldon I. Stein, Deepak Chopra, M.D., William B. Sechrest and Larry R. Katzen.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON’S NAME IN THE SPACE PROVIDED BELOW.)

2.	To consider and act upon a proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued, and to be signed on reverse side)

The shares allocated to your account in the Company’s Employee Stock Plan will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN AND PROPOSAL 2. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Committee.

Dated   , 2008

Signature of Shareholder

Your signature should correspond with your name as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as it appears hereon.

PLEASE MARK, SIGN, DATE AND
RETURN IMMEDIATELY

THE MEN’S WEARHOUSE, INC.

PROXY VOTING INSTRUCTIONS
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2008

The Board of Directors of The Men’s Wearhouse, Inc. (the “Company”) recommends a vote “FOR” each of the nominees listed below. Please provide voting instructions by marking your choices below.

1.	Election of Directors:

☐	FOR all nominees listed, except as indicated to the contrary below	☐	WITHHOLD AUTHORITY to vote for election of all nominees

Nominees:  George Zimmer, David H. Edwab, Rinaldo S. Brutoco, Michael L. Ray, Ph.D., Sheldon I. Stein, Deepak Chopra, M.D., William B. Sechrest and Larry R. Katzen.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT PERSON’S NAME IN THE SPACE PROVIDED BELOW.)

2.	To consider and act upon a proposal to amend and restate the Company’s 2004 Long-Term Incentive Plan to allow the Company’s non-employee directors to participate in the plan and to increase the number of shares authorized for issuance under the plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(Continued, and to be signed on reverse side)

The shares allocated to your account in the Company’s Employee Stock Discount Plan will be voted as directed. IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR EACH OF THE NOMINEES LISTED HEREIN AND PROPOSAL 2. As noted in the accompanying proxy statement, receipt of which is hereby acknowledged, if any of the listed nominees becomes unavailable for any reason and authority to vote for election of directors is not withheld, the shares will be voted for another nominee or other nominees to be selected by the Nominating and Corporate Governance Committee.

Dated   , 2008

Signature of Shareholder

Your signature should correspond with your name as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as it appears hereon.

PLEASE MARK, SIGN, DATE AND
RETURN IMMEDIATELY